20

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Pediatrix Medical Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2025 Notice of Annual Meeting of Shareholders

and Proxy Statement

Take great care of the patient,

every day and in every way.™

Dear Pediatrix Shareholder:

You are cordially invited to attend the 2025 Annual Shareholders’ Meeting of Pediatrix Medical Group, Inc. (“Pediatrix”, the “Company”, “we” or “our”) on Thursday, May 8, 2025, beginning at 10:30 a.m. (ET). The annual meeting will be a virtual meeting conducted solely online via live webcast. In order to attend the annual meeting, you must register at https://proxydocs.com/MD prior to the deadline of May 6, 2025 at 5:00 p.m. (ET). Whether or

1301 Concord Terrace Sunrise, Florida 33323-2825 (954) 384-0175
not you plan to virtually attend the annual meeting, we urge you to read this Proxy Statement and consider such information carefully before voting.

At the annual meeting, we will ask you to (i) vote on the election of the following individuals to Pediatrix’s Board of Directors: Laura A. Linynsky, Thomas A. McEachin, Mark S. Ordan, Michael A. Rucker, Guy P. Sansone, John M. Starcher, Jr., Shirley A. Weis and Sylvia J. Young; (ii) ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2025 fiscal year; (iii) conduct an advisory vote regarding the compensation of our named executive officers for the 2024 fiscal year; and (iv) consider and act upon any other business properly brought before the meeting. Please vote on all the matters described in our Proxy Statement. Your Board of Directors unanimously recommends a vote “FOR” the election of each of the eight nominees for Director stated above, “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2025 fiscal year, and “FOR” the approval of the compensation of our named executive officers for the 2024 fiscal year.

Under the rules of the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”) on or about March 28, 2025, to Pediatrix’s shareholders of record at the close of business on March 10, 2025. The E-Proxy Notice contains instructions for your use of this process, including how to access our Proxy Statement and Annual Report and how to vote online. In addition, the E-Proxy Notice contains instructions on how you may (i) receive a paper copy of the Proxy Statement and Annual Report or (ii) elect to receive your Proxy Statement and Annual Report over the Internet.

Whether or not you plan to virtually attend, it is important that your shares be represented and voted at the annual meeting. You may vote your shares over the Internet as described in the E-Proxy Notice. As an alternative, if you received a paper copy of the proxy card by mail, please mark, sign, date and promptly return the card in the self-addressed stamped envelope provided. You may also vote by telephone as described in your proxy card. Voting by telephone, over the Internet, or by mailing a proxy card will not limit your right to attend the annual meeting, revoke your proxy and vote your shares virtually. We appreciate your continued support of our Company.

Sincerely, Mark S. Ordan Chief Executive Officer March 28, 2025

Notice of 2025 Annual Meeting of Shareholders TO BE HELD ON MAY 8, 2025

To the Shareholders of Pediatrix Medical Group, Inc.:

NOTICE IS HEREBY GIVEN that the 2025 Annual Shareholders’ Meeting of Pediatrix Medical Group, Inc., a Florida corporation (“Pediatrix”, the “Company”, or “our”), will be held at 10:30 a.m., ET, on Thursday, May 8, 2025, virtually, for the following purposes, as more fully described in our Proxy Statement:

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to elect, each for a term expiring at the next annual meeting or until a successor has been duly elected and qualified, the following individuals to Pediatrix’s Board of Directors: Laura A. Linynsky, Thomas A. McEachin, Mark S. Ordan, Michael A. Rucker, Guy P. Sansone, John M. Starcher, Jr., Shirley A. Weis and Sylvia J. Young;

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to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2025 fiscal year;

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to conduct an advisory vote regarding the compensation of our named executive officers for the 2024 fiscal year; and

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to consider and act upon such other business as may properly come before the annual meeting.
How to Vote Internet Mail Phone

The annual meeting will be a virtual meeting conducted solely online via live webcast. In order to attend the annual meeting, you must register at https://proxydocs.com/MD prior to the deadline of May 6, 2025 at 5:00 p.m. (ET).

The Board of Directors of Pediatrix has fixed the close of business on March 10, 2025, as the record date for determining those shareholders entitled to notice of, to virtually attend and to vote at the meeting and any postponement or adjournment thereof.

Whether or not you plan to virtually attend, please vote your shares over the Internet, as described in the Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”). As an alternative, if you received a paper copy of the proxy card by mail, please mark, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote by telephone as described in your proxy card. Shareholders who vote over the Internet, following the instructions provided in the E-Proxy Notice, who return proxy cards by mail, or vote by telephone prior to the meeting may nevertheless attend the meeting, revoke their proxies and vote their shares virtually.

By Order of the Board of Directors,

Mary Ann E. Moore

Executive Vice President,

General Counsel,

Chief Administrative Officer and Secretary

Sunrise, Florida

March 28, 2025

2025 Proxy Statement	i	Pediatrix Medical Group, Inc.

Pediatrix Medical Group, Inc.	ii	2025 Proxy Statement

TABLE OF CONTENTS

This proxy statement includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which may include, but are not limited to, statements relating to our objectives, plans and strategies, and all statements (other than statements of historical facts) that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions, and are based on assumptions and assessments made by our management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Any forward-looking statements in this proxy statement are made as of the date hereof, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise, except as required by law. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2024. Website references throughout this proxy statement are provided for convenience only, and none of the statements on our websites or reports referenced or discussed in this proxy statement are deemed to be part of, or incorporated by reference into, this proxy statement.

2025 Proxy Statement	iii	Pediatrix Medical Group, Inc.

Proxy Statement

We are furnishing this Proxy Statement and related materials to Pediatrix’s shareholders as part of the solicitation of proxies by Pediatrix’s Board of Directors for use at Pediatrix’s 2025 Annual Shareholders’ Meeting and at any postponement or adjournment of the meeting. As used in this Proxy Statement, unless the context otherwise requires, the terms “Pediatrix,” “we,” “us,” “our” and the

1301 Concord Terrace Sunrise, Florida 33323-2825

“Company” refer to the parent company, Pediatrix Medical Group, Inc., a Florida corporation, and the consolidated subsidiaries through which its businesses are actually conducted, including Pediatrix® and its affiliated medical groups, Pediatrix® Medical Group and Obstetrix® Medical Group, together with Pediatrix’s affiliated business corporations or professional associations, professional corporations, limited liability companies and partnerships.

Under the rules and regulations of the SEC, we are furnishing our proxy materials to our shareholders over the Internet and providing a Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”) by mail instead of mailing a printed copy of our proxy materials, which include our Proxy Statement and Annual Report, to all Pediatrix shareholders. The E-Proxy Notice will instruct you on how you may access and review all of the important information contained in the proxy materials. The E-Proxy Notice also instructs you how you may submit your proxy via the Internet. You will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the E-Proxy Notice.

We are mailing the E-Proxy Notice on or about March 28, 2025 to Pediatrix’s shareholders of record at the close of business on March 10, 2025.

Questions and Answers About Our Annual Meeting

What Is the Date, Time and Place of the Annual Meeting?

Pediatrix’s 2025 Annual Shareholders’ Meeting will be held on Thursday, May 8, 2025, beginning at 10:30 a.m. (ET). The annual meeting will be a virtual meeting conducted solely online via live webcast. In order to attend the annual meeting, you must register at https://proxydocs.com/MD prior to the deadline of May 6, 2025 at 5:00 p.m. (ET). Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the virtual meeting. The online meeting will begin promptly at 10:30 a.m. (ET). We encourage you to access the annual meeting 15 minutes prior to the start time leaving ample time for check-in and to ensure that you can hear the audio prior to the annual meeting. If you encounter any difficulties accessing the annual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual annual meeting page for assistance. Technical support will be available 15 minutes prior to the start of the annual meeting.

2025 Proxy Statement	1	Pediatrix Medical Group, Inc.

Questions and Answers About Our Annual Meeting

What Is the Purpose of the Annual Meeting?

At the annual meeting, Pediatrix’s shareholders will be asked to:

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elect eight Directors, each for a term expiring at the next annual meeting or until a successor has been duly elected and qualified;

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ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2025 fiscal year;

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conduct an advisory vote regarding the compensation of our named executive officers for the 2024 fiscal year; and

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consider and act upon such other business as may properly come before the meeting.

Who Is Entitled to Vote at the Annual Meeting?

Only holders of record of our common stock at the close of business on March 10, 2025, the record date for the meeting, are entitled to notice of, to virtually attend and to vote at the annual meeting, or any postponements or adjournments of the meeting. At the close of business on the record date, 85,816,882 shares of our common stock were issued and outstanding and were held by approximately 159 holders of record.

What Are the Voting Rights of Pediatrix’s Shareholders?

Pediatrix’s shareholders have one vote per share of Pediatrix common stock owned on the record date for each matter properly presented at the annual meeting. For example, if you owned 100 shares of our common stock at the close of business on March 10, 2025, you can cast 100 votes for each matter properly presented at the annual meeting.

What Constitutes a Quorum?

A quorum will be present at the meeting if holders of a majority of the issued and outstanding shares of our common stock on the record date are represented at the meeting virtually or by proxy. If a quorum is not present at the meeting, Pediatrix expects to postpone or adjourn the meeting to solicit additional proxies. Abstentions, including broker non-votes (as described below), will be counted as shares present and entitled to vote for the purposes of determining the presence or absence of a quorum.

What Are “Broker Non-Votes”?

“Broker non-votes” occur when shares held by a brokerage firm are not voted with respect to a proposal because the firm has not received voting instructions from the shareholder and the firm does not have the authority to vote the shares at its discretion. Under the rules of the New York Stock Exchange, brokerage firms may have the authority to vote their customers’ shares on certain routine matters for which they do not receive voting instructions, including the ratification of the appointment of independent auditors. The election of Directors and the advisory vote on executive compensation are considered “non-routine” matters under the New York Stock Exchange rules. In addition, other matters may properly be brought before the meeting that may be considered “non-routine” under the applicable New York Stock Exchange rules. Shares held by a brokerage firm will not be voted on such non-routine matters by a brokerage firm unless it has received voting instructions from the shareholder and, accordingly, any such shares will be “broker non-votes.”

Pediatrix Medical Group, Inc.	2	2025 Proxy Statement

Questions and Answers About Our Annual Meeting

How Are Abstentions and Broker Non-Votes Treated?

Abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be counted as votes cast either in favor of or against the election of the nominees for Director, the ratification of the appointment of our independent auditors or the advisory vote on executive compensation.

Will My Shares Be Voted if I Do Not Provide My Proxy?

If your shares are held in the name of a brokerage firm, they will not be voted by the brokerage firm except as described above if you do not give the brokerage firm specific voting instructions. If you are a registered shareholder and hold your shares directly in your own name, your shares will not be voted unless you provide a proxy prior to the meeting.

How Do I Vote?

You can vote in any of the following ways:

To vote via the Internet prior to the annual meeting if you are a registered shareholder:

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Follow the instructions on your proxy card and E-Proxy Notice; and

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Vote your shares as instructed on your proxy card and E-Proxy Notice.

To vote by telephone if you are a registered shareholder who received a paper proxy card:

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Dial 1-866-484-0895 from any touch-tone telephone at any time up until 11:59 p.m. ET on May 7, 2025; and

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Have your proxy card in hand and follow the instructions given to you on the line.

To vote by mail if you are a registered shareholder who received a paper proxy card:

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Mark, sign and date your proxy card; and

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Return it in the envelope provided.

To vote prior to the annual meeting if you hold your shares in “street name,” follow the instructions of your bank or broker.

To vote virtually at the annual meeting if you are a registered shareholder or if you hold your shares in “street name”:

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Access https://proxydocs.com/MD;

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If you are a registered shareholder, have your 16-digit control number located on your E-Proxy Notice or your proxy card (if you received a printed copy of the proxy materials); and

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If you hold your shares in “street name,” have your 16-digit control number provided to you by your bank or broker. If you hold your shares in “street name” and do not have your 16-digit control number, please contact your bank or broker prior to the annual meeting.

If you hold shares of our common stock in the Pediatrix Medical Group, Inc. Amended and Restated 2008 Incentive Compensation Plan, the Pediatrix Medical Group, Inc. 1996 Non-Qualified Employee Stock Purchase Plan, as amended, the Pediatrix Medical Group, Inc. 2015 Non-Qualified Stock Purchase Plan, or the

2025 Proxy Statement	3	Pediatrix Medical Group, Inc.

Questions and Answers About Our Annual Meeting

PMG Services, Inc. Thrift and Profit Sharing Plan, your vote with respect to such shares must be received by 11:59 a.m. ET on May 6, 2025.

What Vote Is Required for the Proposals?

Assuming that a quorum is present at the annual meeting and that the election of Directors remains uncontested, each Director nominee will be elected as a Director of Pediatrix if such nominee receives a majority of the votes cast with respect to such Director in accordance with Pediatrix’s Second Amended and Restated Bylaws (the “Amended and Restated Bylaws”).

Pediatrix has a majority voting standard as part of its corporate governance principles. The majority voting standard is applicable solely to uncontested elections, which are those elections in which the number of nominees for election is less than or equal to the number of Directors to be elected. Under the majority voting standard, any nominee for Director who receives more “withheld” votes than “for” votes in an uncontested election must submit a written resignation as Director. Any such resignation will be reviewed by the Nominating and Corporate Governance Committee and, within 90 days after the election, the independent members of the Board of Directors will determine whether to accept, reject or take other appropriate action with respect to the resignation in furtherance of the best interests of Pediatrix and its shareholders.

Assuming that a quorum is present, the advisory vote on executive compensation and the ratification of the appointment of our independent auditors each requires the affirmative vote of a majority of the votes cast with respect to such proposal.

How Does the Board of Directors Recommend I Vote on the Proposals?

The Board of Directors recommends that you vote:

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“FOR” the election of each of the eight nominees for Director named in this Proxy Statement;

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“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2025 fiscal year; and

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“FOR” the approval of the compensation of our named executive officers for the 2024 fiscal year.

How Will My Proxy Holders Vote?

The enclosed proxy designates Mark S. Ordan, our Chief Executive Officer, Kasandra H. Rossi, our Executive Vice President, Chief Financial Officer and Treasurer, and Mary Ann E. Moore, our Executive Vice President, General Counsel, Chief Administrative Officer and Secretary, each with full power of substitution, to hold your proxy and vote your shares. Mr. Ordan, Ms. Rossi and Ms. Moore will vote all shares of our common stock represented by proxies properly submitted via telephone or the Internet or properly executed proxies received in time for the annual meeting in the manner specified by the holders of those shares. Mr. Ordan, Ms. Rossi and Ms. Moore intend to vote all shares of our common stock represented by proxies properly submitted via telephone, or the Internet, or that are properly executed by the record holder but otherwise do not contain voting instructions, as follows:

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“FOR” the election of each of the eight nominees for Director named in this Proxy Statement;

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“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2025 fiscal year;

Pediatrix Medical Group, Inc.	4	2025 Proxy Statement

Questions and Answers About Our Annual Meeting

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“FOR” the approval of the compensation of our named executive officers for the 2024 fiscal year; and

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in accordance with the recommendation of Pediatrix’s Board of Directors, “FOR” or “AGAINST” all other matters as may properly come before the annual meeting.

Can I Change My Vote After I Have Voted?

Voting by telephone, over the Internet or by mailing a proxy card does not preclude a shareholder from voting virtually at the meeting. A shareholder may revoke a proxy, whether submitted via telephone, the Internet or mailed, at any time prior to its exercise by filing with Pediatrix’s Secretary a duly executed revocation of proxy, by properly submitting, either by telephone, mail or Internet, a proxy to Pediatrix’s Secretary bearing a later date or by appearing at the meeting and voting online. Virtual attendance at the meeting will not itself constitute revocation of a proxy.

Who Pays for the Preparation of the Proxy Statement?

Pediatrix will bear the cost of the solicitation of proxies from its shareholders, including preparing, printing and mailing this Proxy Statement, should you request a printed copy of the proxy materials, and the E-Proxy Notice. In addition to solicitations by mail, Pediatrix’s Directors, officers and employees, and those of its subsidiaries and affiliates, may solicit proxies from shareholders by telephone, other electronic means, or virtually, but will receive no additional compensation for soliciting such proxies. Pediatrix will cause banks, brokerage firms, and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of our common stock held of record by such banks, brokerage firms, custodians, nominees and fiduciaries. Pediatrix will reimburse such banks, brokerage firms, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in doing so.

How Can I Submit a Question or Make a Comment During the Annual Meeting?

Upon completing your registration, which can be done at https://proxydocs.com/MD prior to the deadline of May 6, 2025 at 5:00 p.m. (ET), you will receive further instructions via email, including your unique link that will allow you to access the virtual meeting and submit questions. Questions and comments submitted via the virtual meeting platform that are pertinent to annual meeting matters will be addressed during the meeting. Questions and comments that are not pertinent to annual meeting matters or that are not addressed during the meeting due to time constraints will be addressed after the meeting by our Investor Relations Department. Consistent with our approach when annual meetings are held in person, questions or comments that are not related to the proposals under discussion, are about personal concerns not shared by shareholders generally, or use blatantly offensive language may be ruled out of order.

Why is the Annual Meeting Being Held Virtually?

We began conducting the annual meeting solely online in 2020. We have embraced the latest technology to provide expanded access, improved communication and cost savings for our shareholders and the Company. We believe that hosting a virtual meeting enables more of our shareholders to attend and participate in the meeting since our shareholders can participate from any location around the world with Internet access.

2025 Proxy Statement	5	Pediatrix Medical Group, Inc.

Proposal 1: Election of Pediatrix’s Directors

Pediatrix’s Second Amended and Restated Articles of Incorporation (the “Amended and Restated Articles of Incorporation”) and Amended and Restated Bylaws provide that the number of Directors constituting Pediatrix’s Board of Directors will be determined from time to time by resolution adopted by Pediatrix’s Board of Directors. Maintaining the appropriate board composition is an important priority for Pediatrix. Upon the recommendation of the Nominating and Corporate Governance Committee, the nominees for Director to be elected at the annual meeting in 2025 by the holders of our common stock are as follows:

Laura A. Linynsky, who has served as a Director since May 2022;	Guy P. Sansone, who has served as a Director since July 2020 and Lead Independent Director since January 2023, after having served as Chair of our Board of Directors from July 2020 to December 2022;
Thomas A. McEachin, who has served as a Director since July 2020;	John M. Starcher, Jr., who has served as a Director since July 2020;

Mark S. Ordan, who has served as a Director since July 2020 and Chair of our Board of Directors since January 2025, after having served as Executive Chair of our Board of Directors from January 2023 to June 2023, Chair of our Board of Directors from July 2023 to October 2024 and Executive Chair of our Board of Directors from October 2024 to January 2025;

Shirley A. Weis, who has served as a Director since July 2020; and
Michael A. Rucker, who has served as a Director since May 2019;	Sylvia J. Young, who has served as a Director since May 2023.

Please see below under “Directors and Executive Officers” for the biographies of these nominees for Director.

Each Director elected will serve for a term expiring at Pediatrix’s 2026 Annual Meeting of Shareholders, which is expected to be held in May 2026, or until a successor has been duly elected and qualified.

Pediatrix’s Board of Directors has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for a directorship is unable to accept election or if any other unforeseen contingencies should arise, proxies will be voted for the remaining nominees and for such other person as may be designated by Pediatrix’s Board of Directors, unless the proxies provide otherwise.

Vote Required

If a quorum is present at the annual meeting and the election of Directors remains uncontested, each nominee will be elected as a Director of Pediatrix if such nominee receives a majority of the votes cast with respect to such Director, subject to the majority voting policy described above. Proxies will be voted “FOR” all such nominees absent contrary instructions.

Pediatrix’s Board of Directors recommends a vote “FOR” Proposal 1 to elect each of the eight nominees for Director.

Pediatrix Medical Group, Inc.	6	2025 Proxy Statement

Governance and Related Matters

Our business, property and affairs are managed under the direction of our Board of Directors, except with respect to those matters reserved for our shareholders. Our Board of Directors establishes our overall corporate policies, reviews the performance of our senior management in executing our business strategy and managing our day-to-day operations and acts as an advisor to our senior management. Our Board of Directors’ mission is to further the long-term interests of our shareholders. Members of the Board of Directors are kept informed of Pediatrix’s business through discussions with Pediatrix’s management, primarily at meetings of the Board of Directors and its committees, and through reports and analyses presented to them. Significant communications between our Directors and senior management occur apart from such meetings.

Questions and Answers About Our Corporate Governance Practices

What Committees Have Our Board of Directors Established?

The standing committees of Pediatrix’s Board of Directors are the Audit Committee, the Compensation and Talent Committee, the Nominating and Corporate Governance Committee and the Strategy Committee. Copies of the charters for these committees, as well as our Corporate Governance Principles, are available on our website at www.Pediatrix.com. Our website and the information contained therein, other than material expressly referred to in this Proxy Statement, or connected thereto, are not incorporated into this Proxy Statement. A copy of our committee charters and corporate governance principles are also available upon request from Pediatrix’s Secretary at 1301 Concord Terrace, Sunrise, Florida 33323.

How Many Times Did Our Board of Directors Meet During 2024?

During 2024, Pediatrix’s Board of Directors held eight meetings and also took certain actions via unanimous written consent. Committees of the Board of Directors held a combined total of 12 meetings, and also took certain actions via unanimous written consent. Each Director attended at least 75% of the total number of meetings of Pediatrix’s Board of Directors and its committees held during 2024. Although Pediatrix has no formal policy with respect to its Directors’ attendance at Pediatrix’s Annual Shareholders’ Meetings, all of our Directors attended the Annual Shareholders’ Meeting virtually in 2024.

Are a Majority of Our Directors Independent?

Our Board of Directors has reviewed information about each of our Directors and made the determination that all of the non-employee Directors on our Board of Directors are independent. In arriving at this conclusion, our Board of Directors made the affirmative determination that each of the non-employee Directors meets the Board of Directors’ previously adopted categorical standards for determining independence in accordance with the New York Stock Exchange’s corporate governance rules. In making this determination, the Board of Directors considered transactions and relationships between each Director or any member of such Director’s immediate family and Pediatrix and its subsidiaries and affiliates. These transactions consisted of those reported below under “Certain Relationships and Related Person Transactions — Transactions with Related Persons.” Our Board of Directors determined that each of these transactions and relationships was within the New York Stock Exchange standards and our categorical standards and that none of the transactions or relationships affected the independence of the Director involved. Our adopted categorical standards for determining independence in accordance with the New York Stock Exchange’s corporate governance rules are contained in our corporate governance principles, a copy of which is available on our website at www.Pediatrix.com. As our Chief Executive Officer, Mr. Ordan is not independent under the New York Stock Exchange corporate governance rules.

2025 Proxy Statement	7	Pediatrix Medical Group, Inc.

Governance and Related Matters

Who Is the “Chair of the Board”?

Our Amended and Restated Bylaws and Amended and Restated Corporate Governance Principles provide our Board with flexibility to combine or separate the positions of Chair of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company from time to time.

Since January 2025, Mr. Ordan has served as both our Chief Executive Officer and Chair of the Board. Mr. Ordan has been a Director of the Company since July 2020 and was previously appointed to serve as Executive Chair of our Board of Directors when he initially transitioned from his role as Chief Executive Officer in January 2023. In deciding to appoint Mr. Ordan as Executive Chair, the Board believed that Mr. Ordan’s experience managing large-scale healthcare operations, including as the Chief Executive Officer of the Company, together with his experience as a Director of public companies, made him uniquely suited to serve as the Executive Chair of the Board following his transition from the Chief Executive Officer role. Mr. Ordan continued to serve as Executive Chair or Chair of the Board while Dr. Swift was serving as our Chief Executive Officer.

When Mr. Ordan was reappointed as our Chief Executive Officer in January 2025, our Board determined that it was in the best interests of our Company and its shareholders for Mr. Ordan to continue to serve as Chair of the Board due to his unique experience of having served in both roles.

Our Board is comprised of individuals with extensive experience in corporate governance and public company management and will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Our Amended and Restated Corporate Governance Principles provide that if the Chair of the Board is not independent, the non-management Directors shall elect from among themselves a lead independent Director (the “Lead Independent Director”). The Lead Independent Director’s responsibilities include but are not limited to: calling and chairing over regularly scheduled executive sessions of the independent Directors and acting as the liaison between the independent Directors and the Chief Executive Officer and Chair of the Board. The Lead Independent Director has additional responsibilities and authorities set out in our Amended and Restated Corporate Governance Principles. Mr. Sansone has served as our Lead Independent Director since January 2023.

We believe that the structure of our Board and its committees provides strong overall oversight, guidance and management of the Company.

At least once a year, the Chair or Executive Chair of the Board, or Lead Independent Director, if a Lead Independent Director is designated, presides over meetings of our independent Directors. The Board also generally meets in executive session at each meeting.

What Role Does the Board of Directors Serve in Risk Oversight for the Company?

Our Company faces a number of risks, including operational, regulatory, commercial, technological, financial and strategic risks. The Board of Directors, acting as a whole and through its committees, oversees the Company’s risk exposure and processes for assessing and managing these risks, while the Company’s management is responsible for the day-to-day management of these risks. The Board of Directors evaluates its role in risk oversight on an ongoing basis and determines which areas of risk oversight should be retained at the full Board of Directors level and which areas of risk oversight should be delegated to certain of its committees.

As reflected in the Audit Committee Charter, the Board of Directors has delegated to the Audit Committee the responsibility to oversee, discuss and evaluate the Company’s policies and guidelines with respect to risk assessment and risk management, including internal control over financial reporting. As appropriate, the Audit Committee provides reports to and receives direction from the full Board of Directors regarding the Company’s risk management policies and guidelines, as well as the Committee’s risk oversight activities. The

Pediatrix Medical Group, Inc.	8	2025 Proxy Statement

Governance and Related Matters

Audit Committee also has the responsibility for oversight of the process for determining disclosure required with respect to cybersecurity incidents.

As reflected in the Compensation and Talent Committee Charter, the Board of Directors has delegated to the Compensation and Talent Committee the responsibility to oversee the review of the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, including discussing the relationship between risk management policies and practices and compensation, and considering compensation policies and practices that could mitigate any such risk. The Compensation and Talent Committee has also been delegated the responsibility to review risks and opportunities regarding the Company’s key human capital and talent strategies, including those related to training, health and wellness, employee engagement, talent recruitment, and development and retention. As appropriate, the Compensation and Talent Committee provides reports to and receives direction from the full Board of Directors regarding the Committee’s risk oversight activities.

As reflected in the Strategy Committee Charter, the Board of Directors has delegated to the Strategy Committee the responsibility to review, evaluate and oversee the Company’s corporate strategy, including the risks inherent in such strategy, which risks often include commercial and regulatory risk. As appropriate, the Strategy Committee provides reports to and receives direction from the full Board of Directors regarding the Committee’s risk oversight activities.

As reflected in the Nominating and Corporate Governance Committee Charter, the Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility to take the lead in shaping the corporate governance of the Company. As part of its responsibilities, the Committee reviews certain risks relating to the Company’s corporate governance practices, including assessing the reporting channels through which the Board of Directors receives information and the quality and timeliness of such information and evaluating and recommending appropriate succession plans for senior executives. As appropriate, the Nominating and Corporate Governance Committee provides reports to and receives direction from the full Board of Directors regarding the Committee’s risk oversight activities.

The Board of Directors has retained primary responsibility for overseeing risks associated with our information technology, including cybersecurity. The Board of Directors has elected to exercise direct oversight over this area, rather than acting through one of its committees, given the increasing importance of cybersecurity matters and the cross-functional impacts of technology on the Company’s business. The Board of Directors receives reports at least twice per year from members of senior management including our Chief Information Security Officer and Chief Compliance Officer, regarding the Company’s information systems and technology and associated policies, processes and practices for managing and mitigating cybersecurity and technology-related risks. The Board of Directors also meets with external advisors to discuss technology and cybersecurity risks applicable to the Company and obtains perspectives which inform senior management’s discussions with the Board of Directors. The Board of Directors has delegated oversight of the process for determining disclosure required with respect to cybersecurity incidents to the Audit Committee.

The Board of Directors has also retained primary responsibility for overseeing the Company’s sustainability strategy given the importance of this area to many of the Company’s stakeholders. The Board receives periodic sustainability updates from senior management and reviews the Company’s sustainability efforts, including its periodic Sustainability Report.

2025 Proxy Statement	9	Pediatrix Medical Group, Inc.

Governance and Related Matters

In furtherance of the Board of Director’s oversight responsibilities and the Company’s senior management’s day-to-day management of risk, the Board of Directors and the Company’s senior management meet as needed with external advisors to discuss risks applicable to the Company and obtain perspectives that inform the Board of Directors’ and senior management’s decisions with respect to risk oversight. The Board of Directors also receives regular reports from senior management, including the Company’s Chief Executive Officer, Chief Financial Officer, General Counsel, Chief Compliance Officer, Chief Information Security Officer and others regarding financial, operational, cyber, regulatory, sustainability, legal and strategic risks and mitigation strategies for such risks.

The Board of Directors believes that this division of responsibilities is the most effective approach for addressing the risks facing the Company and that the Board’s leadership structure supports this approach.

How Can Shareholders and Other Interested Parties Communicate with the Board of Directors?

Anyone who has a concern about Pediatrix’s conduct, including accounting, internal controls or audit matters, may communicate directly with our Chair of the Board of Directors (or the Lead Independent Director), our non-management Directors, the Chair of the Audit Committee or the Audit Committee. In addition, at the request of the Board of Directors, communications that do not directly relate to our Board’s duties and responsibilities as Directors will be excluded from distribution. Such excluded items include, among others, “spam;” advertisements, mass mailings, form letters, and email campaigns that involve unduly large numbers of similar communications; solicitations for goods, services, employment or contributions; and surveys. Any excluded communication will be made available to any Director upon request. Such communications may be confidential or anonymous and may be submitted in writing to the Secretary, Pediatrix Medical Group, Inc., 1301 Concord Terrace, Sunrise, Florida 33323, or reported by phone at 877-835-5764. Any such concerns will be forwarded to the appropriate Directors for their review and will be simultaneously reviewed and addressed by the Company’s General Counsel or Chief Compliance Officer in the same way that other concerns are addressed. Pediatrix’s Code of Conduct, which is discussed below, prohibits any employee from retaliating or taking any adverse action against anyone who in good faith raises or assists in the resolution of an integrity concern.

Has Pediatrix Adopted a Code of Conduct?

Pediatrix has adopted a Code of Conduct that applies to all Directors, officers, employees and independent contractors of Pediatrix and its subsidiaries, professional corporations, partnerships, associations and other affiliated entities. Pediatrix intends to disclose any amendments to, or waivers from, any provision of the Code of Conduct that applies to any of Pediatrix’s executive officers or Directors by posting such information on its website at www.Pediatrix.com.

Pediatrix has also adopted a Code of Professional Conduct — Finance that applies to all employees with access to, and responsibility for, matters of finance and financial management, including Pediatrix’s Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer. Pediatrix intends to disclose any amendments to, or waivers from, any provision of the Code of Professional Conduct — Finance that applies to any of Pediatrix’s Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions, by posting such information on its website at www.Pediatrix.com.

Copies of our Code of Conduct and the Code of Professional Conduct — Finance are available on our website at www.Pediatrix.com and upon request from Pediatrix’s Secretary at 1301 Concord Terrace, Sunrise, Florida 33323.

Pediatrix Medical Group, Inc.	10	2025 Proxy Statement

Governance and Related Matters

Has Pediatrix Adopted a Clawback Policy?

Pediatrix previously adopted a Clawback Policy that permits the Company to seek to recover certain amounts of incentive compensation, including both cash and equity, paid to any executive officer (as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) on or between January 1, 2014 and October 1, 2023, if payment of such compensation was based on the achievement of financial results that were subsequently the subject of a restatement of its financial statements due to misconduct, and if the executive engaged in improper conduct that materially contributed to the need for restatement, and a lower amount of incentive compensation would have been earned based on the restated financial results.

In November 2023, the Board of Directors approved a new Policy on Recoupment of Incentive Compensation (the “NYSE Clawback Policy”) to comply with the final rules of the New York Stock Exchange regarding the clawback of executive compensation. The NYSE Clawback Policy applies to any incentive-based compensation received by any current or former executive officer (as defined in the Exchange Act) on or after October 2, 2023.

Has Pediatrix Adopted an Insider Trading Policy?

Pediatrix has adopted an Insider Trading Policy that governs the purchase, sale and/or other transactions of our securities by our Directors, officers and certain employees. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. In addition, it is Pediatrix's policy to comply with Federal securities laws and applicable stock exchange listing standards regarding Pediatrix trading in its own securities.

Does Pediatrix Require its Executive Officers and Board of Directors to Retain a Certain Amount of Pediatrix Common Stock?

Pediatrix has adopted a Stock Ownership and Retention Policy which requires that each named executive officer and each non-management Director retain Pediatrix common stock worth a certain multiple of annual base salary, or cash retainer, respectively. Details of the policy and the required ownership levels are described in further detail in the “Executive Compensation: Compensation Discussion and Analysis” section of this Proxy Statement.

Has Pediatrix Adopted an Anti-Hedging and Anti-Pledging Policy?

Pediatrix has adopted a policy prohibiting its Directors, management, financial and other insiders from engaging in transactions in Pediatrix securities or derivatives of Pediatrix securities that might be considered hedging, or from holding Pediatrix securities in margin accounts or pledging Pediatrix securities as collateral for a loan, unless such person clearly demonstrates the financial capacity to repay the loan without resorting to the pledged securities.

Does Pediatrix Have a Director Retirement Age Policy?

Pediatrix has adopted a Director Retirement Age Policy which provides that a Director must retire and may not stand for re-election during the calendar year in which the Director attains age 80. Additionally, no Director may be nominated to a new term if the Director would attain age 80 by the end of the calendar year in which the election is held. The Board of Directors did not grant any waivers or exemptions related to this policy during the prior year.

2025 Proxy Statement	11	Pediatrix Medical Group, Inc.

Governance and Related Matters

Report of the Audit Committee

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of Pediatrix’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate such report by reference.

We act under a written charter that has been adopted by Pediatrix’s Board of Directors. While we have the responsibilities set forth in this charter, it is not our duty to plan or conduct audits or to determine that Pediatrix’s financial statements are complete, accurate or in compliance with accounting principles generally accepted in the United States (“GAAP”). This is the responsibility of Pediatrix’s management and independent auditors.

Our primary function is to assist the Board of Directors in their evaluation and oversight of the integrity of Pediatrix’s financial statements and internal control over financial reporting, the qualifications and independence of Pediatrix’s independent auditors and the performance of Pediatrix’s audit functions. In addition, while we are also responsible for assisting the Board of Directors in their evaluation and oversight of Pediatrix’s compliance with applicable laws and regulations, it is not our duty to ensure compliance with such laws and regulations or Pediatrix’s Compliance Plan and related policies. We are also responsible for overseeing, discussing and evaluating Pediatrix’s guidelines, policies and processes with respect to risk assessment and risk management and the steps management has taken to monitor and control risk exposure, and we advise the Board of Directors with respect to such matters, as appropriate.

We also generally oversee Pediatrix’s auditing, accounting and financial reporting processes. Management is responsible for Pediatrix’s financial statements and the financial reporting process, including the system of internal controls. We also review the preparation by management of Pediatrix’s quarterly and annual financial statements. Pediatrix’s independent auditors, who are accountable to us, are responsible for expressing an opinion as to whether the consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of Pediatrix in conformity with GAAP. Pediatrix’s independent auditors are also responsible for auditing and reporting on the effective operation of Pediatrix’s internal control over financial reporting. We are responsible for retaining Pediatrix’s independent auditors and maintain sole responsibility for their compensation, oversight and termination. We are also responsible for pre-approving all non-audit services to be provided by the independent auditors, and on an annual basis discussing with the independent auditors all significant relationships they have with Pediatrix to determine their independence.

In fulfilling our oversight role, we met and held discussions with Pediatrix’s management and independent auditors. Management advised us that Pediatrix’s audited consolidated financial statements were prepared in accordance with GAAP, and we reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2024. In addition, we reviewed and discussed the Management’s Discussion and Analysis of Financial Condition and Results of Operations section of Pediatrix’s periodic reports, key accounting and reporting issues and the scope, adequacy and assessments of Pediatrix’s internal controls and disclosure controls and procedures with management and Pediatrix’s independent auditors. We discussed privately with the independent auditors matters deemed significant by the independent auditors, including those matters required to be discussed pursuant to the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the SEC.

The independent auditors also provided us with the written disclosures and the letter required by applicable requirements of the PCAOB, regarding the independent auditor’s communications with the Audit Committee concerning independence, and we discussed with the independent auditors matters relating to their independence. We also reviewed a report by the independent auditors describing the firm’s internal quality-control procedures and any material issues raised in the most recent internal-quality control review or external peer review or inspection performed by the PCAOB.

Pediatrix Medical Group, Inc.	12	2025 Proxy Statement

Governance and Related Matters

Based on our review with management and the independent auditors of Pediatrix’s audited consolidated financial statements and internal control over financial reporting and the independent auditors’ report on such financial statements and their evaluation of Pediatrix’s internal control over financial reporting, and based on the discussions and written disclosures described above and our business judgment, we recommended to the Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2024 be included in Pediatrix’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors.

Thomas A. McEachin

Laura A. Linynsky

Michael A. Rucker

Guy P. Sansone

Sylvia J. Young

2025 Proxy Statement	13	Pediatrix Medical Group, Inc.

Directors and Executive Officers

Pediatrix’s Directors and Executive Officers

Pediatrix’s current Directors and Executive Officers are as follows:

Name	Age	Position with Pediatrix

Mark S. Ordan	66	Chair of the Board of Directors and Chief Executive Officer

Guy P. Sansone(1)(2)(3)(4)	60	Lead Independent Director

Laura Linynsky(2)(4)	57	Director

Thomas A. McEachin(1)(2)(3)	72	Director

Michael A. Rucker(2)(3)	55	Director

John M. Starcher, Jr.(1)(4)	54	Director

Shirley A. Weis(1)(3)(4)	71	Director

Sylvia J. Young(2)(4)	63	Director

Kasandra H. Rossi	52	Executive Vice President, Chief Financial Officer and Treasurer

Mary Ann E. Moore	65	Executive Vice President, General Counsel, Chief Administrative Officer and Secretary

(1)
Member of the Strategy Committee.
(2)
Member of the Audit Committee.
(3)
Member of the Nominating and Corporate Governance Committee.
(4)
Member of the Compensation and Talent Committee.

The biographical information for each of the nominees for Director and Executive Officers is included below.

Pediatrix Medical Group, Inc.	14	2025 Proxy Statement

Directors and Executive Officers

Mark S. Ordan Chair of the Board of Directors and Chief Executive Officer Director Since: 2020 Age: 66 Committees: None

The Board of Directors has concluded that Mr. Ordan’s qualifications to serve on the Board include his extensive experience in the healthcare industry, including as a senior executive and board member of both public and private companies, together with his extensive experience managing large-scale healthcare operations.

Mark S. Ordan has been a Director of the Company since July 2020 and was appointed to serve as Chair of our Board of Directors and Chief Executive Officer in January 2025. He previously served as our Chief Executive Officer from July 2020 to December 2022. In addition, Mr. Ordan served as Executive Chair of our Board of Directors from January 2023 to June 2023 and from October 2024 to January 2025 and as Chair of our Board from July 2023 to October 2024. Mr. Ordan previously served in various capacities for Quality Care Properties, Inc. (NYSE:QCP), Washington Prime Group Inc. (NYSE:WPG), Sunrise Senior Living, Inc. (formerly NYSE:SZR) and The Mills Corporation (NYSE:MLS), including at various times serving as the Chief Executive Officer and member of the Board of Directors of each, and was founder and Chief Executive Officer of Fresh Fields Markets. Mr. Ordan has served on the Board of Directors of The Carlyle Group (NASDAQ:CG) since April 1, 2022 and currently serves as its Lead Independent Director. Previously, Mr. Ordan served on the Board of Trustees of Federal Realty Investment Trust (NYSE:FRT) from February 2019 to September 2022, where he also previously served from 1996 to 2006, including as Chairman from 2001 to 2006. Mr. Ordan also previously served on the Board of Directors of VEREIT, Inc. (NYSE:VER) and Harris Teeter Supermarkets, Inc. (NYSE:HTSI). Mr. Ordan currently serves as Chairman of the U.S. Chamber of Commerce and as President of the Board of the Holton-Arms School. Mr. Ordan served for 20 years on the Board of Vassar College. Mr. Ordan received a B.A. from Vassar College and an MBA from Harvard Business School.

2025 Proxy Statement	15	Pediatrix Medical Group, Inc.

Directors and Executive Officers

Guy P. Sansone Lead Independent Director Director Since: 2020 Age: 60 Committees: Strategy, Audit, Nominating and Corporate Governance and Compensation and Talent

The Board of Directors has concluded that Mr. Sansone’s qualifications to serve on the Board include his extensive experience working as an adviser, investor and senior manager of companies in the healthcare industry, together with his financial expertise and leadership experience as a senior executive and board member.

Guy P. Sansone has been a Director of the Company since July 2020 and the Lead Independent Director since January 2023. Mr. Sansone previously served as Chair of the Board of Directors of the Company from July 2020 to December 2022. Mr. Sansone has served as the Co-Founder, Chairman and Chief Executive Officer of H2 Health, a leading regional provider of physical rehabilitation services and clinician staffing solutions, since February 2020. Prior to that, he served as Managing Director at Alvarez & Marsal in New York, a financial advisory and consulting firm notable for its work in turnaround management and performance improvement of a number of large, high-profile businesses across the globe, where he served as Chairman of the firm’s Healthcare Industry Group, which he founded in 2004. Mr. Sansone has also served on the Boards of Directors of Longevity Health Plans (NASDAQ:CTCX), a specialized Medicare Advantage health plan, since February 2020, Ovation Healthcare LLC (formerly Qhr Health), a hospital management consultant to independent, community and rural hospitals and healthcare systems, since March 2022, ChenMed, LLC, a provider of affordable and accessible healthcare to seniors, since September 2024 and CVS Health Corporation (NYSE:CVS), a leading health solutions company, since November 2024. Previously, Mr. Sansone served on the Boards of Directors of Magellan Health, Inc. (NASDAQ:MGLN), a healthcare company focused on special populations, complete pharmacy benefits and other specialty areas of healthcare, from March 2019 to January 2022, Carisk Partners, a risk transfer, care coordination company, from April 2019 to December 2024, and Brookdale Senior Living, Inc. (NYSE:BKD), an owner and operator of senior living and retirement communities, from October 2019 to June 2024 and served as Non-Executive Chairman of Brookdale from January 2020 to June 2024. Over the past 20 years, he has invested in and consulted as an executive to numerous companies, focusing on developing and evaluating strategic and operating alternatives designed to enhance value. Mr. Sansone earned a B.S. from the State University of New York at Albany.

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Directors and Executive Officers

Laura A. Linynsky Director Director Since: 2022 Age: 57 Committees: Audit and Compensation and Talent

The Board of Directors has concluded that Ms. Linynsky’s qualifications to serve on the Board include her financial experience, senior housing healthcare experience and her experience in healthcare management consulting.

Laura A. Linynsky has been a Director of the Company since May 2022. Ms. Linynsky has served as a consultant focused on healthcare management, providing operational, quality care, employment, ESG and regulatory guidance for both start up and expanding organizations since August 2018. Ms. Linynsky previously served as Senior Vice President of Quality Care Properties (NYSE:QCP), a real estate company that owned over 300 post-acute/skilled nursing and assisted living properties, from 2016 to 2018, where she was responsible for operational and financial oversight of the communities and was part of the executive team that fully restructured the relationship with HCR ManorCare and its sole landlord to combine the two. She served as interim Chief Financial Officer for HCR ManorCare until the company was sold in July 2018. Prior to this, from 2010 to 2013, she served as Chief Operating Officer and head of Operations for Sunrise Senior Living, Inc. (formerly NYSE:SZR) (“Sunrise”) where she oversaw operations in the United States, Canada and the UK and was part of the senior team who led the company’s operating and financial turnaround. Before leading Sunrise operations, Ms. Linynsky served as Vice President, Real Estate and Asset Management and was Director of Acquisitions from 2002 to 2010. Prior to Sunrise, Ms. Linynsky served in various finance, tax and business development roles at, among other companies, Marriott International (NASDAQ:MAR), Nextel Communications (formerly NYSE:FON) and Cogent Communications (NASDAQ:CCOI). She is a past board member of Argentum and the National Investment Center for Seniors Housing, both non-profit organizations. Ms. Linynsky has over 20-plus years of corporate finance, accounting, and tax experience with over 10 years’ experience in the senior housing healthcare industry. Ms. Linynsky earned a B.S. from the University of South Carolina, Columbia.

2025 Proxy Statement	17	Pediatrix Medical Group, Inc.

Directors and Executive Officers

Thomas A. McEachin Director Director Since: 2020 Age: 72 Committees: Audit, Nominating and Corporate Governance and Strategy

The Board of Directors has concluded that Mr. McEachin’s qualifications to serve on the Board include his extensive finance and executive management experience and in-depth knowledge of financial reporting, compliance, accounting and controls and corporate governance matters.

Thomas A. McEachin has been a Director of the Company since July 2020. Mr. McEachin has served on the Board of Federal Realty Investment Trust (NYSE:FRT), a publicly traded REIT, since October 2022. He served on the Board of Directors of Surgalign Holdings, Inc. (formerly NASDAQ:SRGA), a global medical technology company advancing the science of spine care, from December 2015 to October 2023. Previously, he held executive positions at Covidien Surgical Solutions, a division of Covidien plc (formerly NYSE:COV), a global health care products company and manufacturer of medical devices and supplies, from 2008 to 2012. During his tenure at Covidien Surgical Solutions, he served as Vice President, Finance from 2008 to 2011 and Vice President and Group Chief Financial Officer from 2011 to 2012. From 1997 to 2008, Mr. McEachin served in various finance capacities at United Technologies Corporation, a global leader in the aerospace and building industries, and its subsidiaries, including as Chief Investor Relations officer, Vice President and Controller of Pratt & Whitney, and Vice President and Chief Financial Officer of UTC Power. Prior to that, he held several executive positions with Digital Equipment Corporation (formerly NYSE:DEC), a vendor of computer systems, including computers, software, and peripherals, from 1986 to 1997. Mr. McEachin was with Xerox Corporation (n/k/a Xerox Holdings Corporation) (NYSE:XRX), a global corporation that sells print and digital document products and services, from 1975 to 1986, serving as Controller of the procurement organization. Mr. McEachin formerly served as a trustee and officer of the Wadsworth Atheneum (Hartford, CT), the oldest public art institution in the United States, serving on their executive, finance and investment committees. He also is a past board member of the Connecticut Science Center and chair of the audit committee. Mr. McEachin holds a B.S. from New York University and an MBA from Stanford University.

Michael A. Rucker Director Director Since: 2019 Age: 55 Committees: Audit and Nominating and Corporate Governance

The Board of Directors has concluded that Mr. Rucker’s qualifications to serve on the Board include his extensive experience as an executive in the healthcare industry, including the management of physician practices and partnerships.

Michael A. Rucker has been a Director of the Company since May 2019. Mr. Rucker has served as Chief Executive Officer since 2017 and as a member of the Board of Directors since 2016 of Ivy Rehab Network, Inc., one of the largest networks of physical therapy clinics in the United States. Prior to joining Ivy Rehab, Mr. Rucker served from 2010 to 2017 as Executive Vice President and Chief Operating Officer of Surgical Care Affiliates, Inc. (formerly NASDAQ:SCAI), at the time a publicly traded operator of one of the nation’s largest networks of surgical facilities, until its acquisition by United Health Group. Mr. Rucker has also held executive roles in various healthcare companies, including DaVita, Inc. (NYSE:DVA), where he served as Division Vice President from 2005 to 2008 after DaVita acquired Gambro Healthcare, where Mr. Rucker had served in various general management and business development capacities since 1997. Mr. Rucker, a former certified public accountant, holds a B.S. from Miami University and an MBA from the University of Pennsylvania’s Wharton School of Business.

Pediatrix Medical Group, Inc.	18	2025 Proxy Statement

Directors and Executive Officers

John M. Starcher, Jr. Director Director Since: 2020 Age: 54 Committees: Compensation and Talent and Strategy

The Board of Directors has concluded that Mr. Starcher’s qualifications to serve on the Board include his significant leadership experience as a senior executive in the healthcare industry, including as President and Chief Executive Officer of Bon Secours Mercy Health.

John M. Starcher, Jr. has been a Director of the Company since July 2020. Mr. Starcher is the President and Chief Executive Officer of Bon Secours Mercy Health, a not-for-profit Catholic health system that owns and operates 50 acute care hospitals, over 1,000 sites of care serving more than 10 million patients and has more than 60,000 employees across seven states and two countries, where he has served since September 2018. Prior to this, he served as Chief Executive Officer and President of Mercy Health from April 2016 to August 2018, where he oversaw the development of system strategies and operations for all 23 Mercy Health hospitals and the clinically integrated network across Ohio and Kentucky. Before being promoted to Chief Executive Officer at Mercy Health, Mr. Starcher served as an Executive Vice President of Operations and Chief Executive Officer of the Cincinnati Market at Mercy Health from January 2015 to April 2016. From August 2013 to March 2014, Mr. Starcher served as the Interim President and Chief Executive Officer of Health Management Associates Inc. (formerly NYSE:HMA) (“HMA”), an integrated acute care delivery system with 71 hospitals across 15 states, where he guided HMA through its successful sale to Community Health Systems. Prior to that, Mr. Starcher served as President of HMA’s Eastern Group from February 2012 to August 2013. Before joining HMA, Mr. Starcher served as the Chief Executive Officer of three of Mercy Health’s four divisions — overseeing more than 20 acute care hospitals, five long term care facilities, six home health agencies, and dozens of affiliated clinical practices with more than $3 billion in net revenue. Prior to that, he served as the Chief Executive Officer of the Northeastern Pennsylvania Region, the senior vice president of Human Resources and corporate associate general counsel at Catholic Health Partners. Mr. Starcher started his career in 1993 in Human Resources at the Medical College of Ohio as the Director of Labor Relations where he worked until he joined Catholic Health Partners in 1999. Mr. Starcher serves as a Director on the Boards of Bon Secours Mercy Health, Ensemble Health Partners (NASDAQ: ENSB) and American Pain Consortium, LLC. He also serves on the Advisory Board of HealthQuest Capital. Mr. Starcher holds a Bachelor of Science in Business Administration degree from Bowling Green State University and J.D. from the University of Toledo. He is licensed to practice law in the State of Ohio (currently inactive) and has actively served as a Director on more than 20 boards in varied industries, including banking, insurance, acute and sub-acute healthcare, specialty care, and physician practice organizations.

2025 Proxy Statement	19	Pediatrix Medical Group, Inc.

Directors and Executive Officers

Shirley A. Weis Director Director Since: 2020 Age: 71 Committees: Compensation and Talent, Nominating and Corporate Governance and Strategy

The Board of Directors has concluded that Ms. Weis’ qualifications to serve on the Board include her extensive leadership, management and consulting experience in the healthcare industry, including as Mayo Clinic’s first female Chief Administrative Officer, together with her private and public company board experience.

Shirley A. Weis has been a Director of the Company since July 2020. Ms. Weis has served as the President of Weis Associates, LLC, a consulting firm she founded focused on healthcare management, strategic planning and leadership development, since January 2014. Previously, Ms. Weis was the Vice President and Chief Administrative Officer of Mayo Clinic, a nonprofit medical practice and medical research group, from 2007 until her retirement in December 2013. She joined Mayo Clinic in 1995 and held a number of clinical and administrative leadership positions, including Chair of Administrative Services for the Mayo Clinic in Arizona, Chair of the Mayo Clinic Managed Care Department and Executive Director of Mayo Management Services, Inc. Ms. Weis was also previously a member of the Mayo Clinic Board of Trustees. Ms. Weis served on the Board of Directors of Obyx (formerly The Medical Memory, LLC), a Phoenix-based, private company that facilitates recording of medical conversations with doctors and distributes them to patients and families, from July 2017 to December 2021. She previously served on the Boards of Directors of Sentry Insurance Company, a mutual insurance company specializing in business insurance, from May 2015 to April 2019 and Surgalign Holdings, Inc. (formerly RTI Surgical Holdings, Inc.) (OTC: SRGAQ), a global medical technology company advancing the science of spine care, from October 2014 until May 2021. Ms. Weis holds a B.S. from Michigan State University, a Master of Management degree from Aquinas College and an honorary Doctor of Science degree from Michigan State University. She was named one of the Top 25 Women in Healthcare by Modern Healthcare magazine for 2007 and 2013.

Sylvia J. Young Director Director Since: 2023 Age: 63 Committees: Audit and Compensation and Talent

The Board of Directors has concluded that Mrs. Young’s qualifications to serve on the Board include her extensive leadership and consulting experience in the healthcare industry, including as President and Chief Executive Officer of the HCA Continental Division.

Sylvia J. Young has been a Director of the Company since May 2023. Mrs. Young is currently the owner of Young Consulting Advisors, LLC where she brings over 35 years of experience as a dedicated veteran of hospital administration to healthcare consulting and executive coaching. She has served as a consultant to Cerebell, Inc., a privately held medical device company, since August 2024. Mrs. Young most recently served as President and Chief Executive Officer of the HCA Continental Division, a multi-state regional healthcare system that is part of Hospital Corporation of America ("HCA"). Prior to her appointment to the Denver-based Division headquarters, Mrs. Young served as President of HCA’s Sunrise Health System, including Sunrise Hospital and Medical Center, Sunrise Children’s Hospital, Mountain View Hospital and Southern Hills Hospital, as well as four ambulatory surgery centers in Las Vegas, NV. Mrs. Young retired from HCA in March 2023. Mrs. Young serves as an Independent Director on the Board of Directors and Compensation and Talent Committee of Lincoln Educational Services Corporation and on the Board of Directors of the Denver Center for Performing Arts where she serves as Chair of the Audit Committee. Mrs. Young holds a Master of Science degree in Health Administration from the University of Alabama, Birmingham and a Bachelor of Arts in Public Administration degree from Samford University in Birmingham. In 2022, Mrs. Young was named as one of the “2022 Top Women to Watch in Healthcare” by Modern Healthcare Magazine.

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Directors and Executive Officers

Kasandra H. Rossi Executive Vice President, Chief Financial Officer and Treasurer Age: 52

Kasandra H. Rossi was appointed to serve as the Company’s Executive Vice President, Chief Financial Officer and Treasurer in October 2024. Ms. Rossi joined Pediatrix in December 2009 and has served in various senior-level accounting, finance and treasury roles since that time, including her most recent role as Senior Vice President, Financial Reporting and Assistant Treasurer. Prior to joining the Company, from July 2003 to December 2009, she served in various accounting and finance roles at public companies in South Florida, including Office Depot, Inc. (NASDAQ:ODP) and Republic Services, Inc. (NYSE:RSG). Ms. Rossi was previously a member of the assurance practice of Ernst & Young, LLP from September 1999 to July 2003, serving South Florida clients in a variety of industries including health care, private equity and aviation. Ms. Rossi holds a Bachelor of Science in Accounting from Florida Atlantic University.

Mary Ann E. Moore Executive Vice President, General Counsel, Chief Administrative Officer and Secretary Age: 65

Mary Ann E. Moore was appointed as Chief Administrative Officer in August 2024, in addition to her existing appointment as Executive Vice President, General Counsel and Secretary in October 2022. Ms. Moore joined the Company in 2006 as Associate General Counsel and has served in various senior roles within the Legal Department since that time. Prior to joining the Company, Ms. Moore was Senior Counsel for Tenet Healthcare Corporation (NYSE:THC) in South Florida. Ms. Moore was previously with the Adventist Health System in Chicago, Illinois and prior thereto she was in private legal practice with the law firms of Hinshaw and Culbertson in Chicago, Illinois and Tallman Hudders and Sorrentino in Allentown, Pennsylvania. Ms. Moore holds a Juris Doctor degree from Duquesne University School of Law and a Bachelor of Science in Nursing degree from Carlow College, both in Pittsburgh, Pennsylvania.

2025 Proxy Statement	21	Pediatrix Medical Group, Inc.

Directors and Executive Officers

Board Characteristics

We believe each of our Directors makes unique and valuable contributions to the Board. The following matrix provides information regarding our Director nominees, including certain types of experience, knowledge and qualifications that the Board believes are relevant to our business. The type and level of experience, knowledge and qualification indicated below may vary among our Directors and the matrix does not include all experience, knowledge and qualifications that may be relevant and valuable to their service on our Board.

Director Name
	Mark S. Ordan	Guy P. Sansone	Laura Linynsky	Thomas A. McEachin	Michael A. Rucker	John M. Starcher, Jr.	Shirley A. Weis	Sylvia J. Young
Experience
Executive Leadership	√	√	√	√	√	√	√	√
Strategic Planning / Oversight	√	√	√	√	√	√	√	√
Risk Management / Legal / Compliance	√	√	√	√	√	√	√	√
Human Capital Management	√	√	√		√	√	√	√
Business Development and M&A	√	√	√	√	√	√	√	√
Accounting / Finance	√	√	√	√	√	√	√	√
Governance	√	√	√	√	√	√	√	√
Healthcare Industry	√	√	√	√	√	√	√	√
Real Estate/Development	√		√		√	√
Data Privacy / Cybersecurity	√	√	√		√	√

The following chart depicts certain information regarding the characteristics of our Board of Directors as of March 28, 2025.

Committees of the Board of Directors

Audit Committee

Pediatrix’s Audit Committee held six meetings in 2024. Mr. McEachin, Mr. Rucker, Mr. Sansone, Mrs. Young and Ms. Linynsky were members of the Committee throughout 2024. Mr. McEachin has acted as Chair of the

Pediatrix Medical Group, Inc.	22	2025 Proxy Statement

Directors and Executive Officers

Committee since May 2022. Pediatrix’s Board of Directors has determined that each of Mr. McEachin, Rucker and Sansone and Ms. Linynsky qualify as an “audit committee financial expert” as defined by the rules and regulations of the SEC and that each member of the Audit Committee during 2024 meets the independence requirements under such rules and regulations and for a New York Stock Exchange listed company.

Pediatrix’s Board of Directors has adopted a written charter for the Audit Committee setting out the functions that it is to perform. A copy of the Audit Committee Charter is available on our website at www.Pediatrix.com.

Please refer to the Report of the Audit Committee, which is set forth above, for a further description of our Audit Committee’s responsibilities and its recommendation with respect to our audited consolidated financial statements for the year ended December 31, 2024.

Compensation and Talent Committee

Pediatrix’s Compensation and Talent Committee held five meetings in 2024 and took various other actions via unanimous written consent. Ms. Linynsky, Mr. Sansone, Mr. Starcher, Mrs. Young and Ms. Weis were members of the Committee throughout 2024. Ms. Weis has acted as Chair of the Committee since July 2020. Pediatrix’s Board of Directors determined that each member of the Compensation and Talent Committee during 2024 meets the independence requirements for a New York Stock Exchange listed company.

Pediatrix’s Compensation and Talent Committee has a written charter for the Compensation and Talent Committee setting out the functions that it is to perform. A copy of the Compensation and Talent Committee Charter is available on our website at www.Pediatrix.com.

The primary purpose of Pediatrix’s Compensation and Talent Committee is to assist Pediatrix’s Board of Directors in the discharge of the Board of Directors’ responsibilities relating to compensation of executive officers. The scope of authority of Pediatrix’s Compensation and Talent Committee includes the following:

•
Evaluating the performance of and setting the compensation for Pediatrix’s Chief Executive Officer and other executive officers;

•
Supervising and making recommendations to Pediatrix’s Board of Directors with respect to incentive compensation plans and equity-based plans for executive officers;

•
Overseeing the review of the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, including discussing at least annually the relationship between risk management policies and practices and compensation and considering, as appropriate, compensation policies and practices that could mitigate any such risk;

•
Reviewing and discussing with management workforce demographics and employee matters, including compensation and employee benefits, training, health and wellness and diversity, equity and inclusion;

•
Evaluating whether to engage, retain, or terminate an outside consulting firm for the review and evaluation of Pediatrix’s compensation plans and approving such outside consulting firm’s fees and other retention terms;

•
Monitoring compliance with executive stock ownership guidelines;

•
Developing and implementing policies with respect to the “clawback” of excess incentive-based compensation paid to any of Pediatrix’s executive officers; and

•
Conducting an annual self-assessment of the Compensation and Talent Committee.

Upon a determination of Pediatrix’s full Compensation and Talent Committee membership, matters may be delegated to a subcommittee for evaluation and recommendation back to the full Committee. For a description of the role performed by executive officers and compensation consultants in determining or

2025 Proxy Statement	23	Pediatrix Medical Group, Inc.

Directors and Executive Officers

recommending the amount or form of executive and Director compensation, see “How Pay Decisions are Made.”

Nominating and Corporate Governance Committee

Pediatrix’s Nominating and Corporate Governance Committee held one meeting in 2024 and took various other actions via unanimous written consent. Mr. McEachin, Mr. Rucker, Mr. Sansone and Ms. Weis were members of the Committee throughout 2024. Mr. Rucker has acted as Chair of the Committee since May 2022. Pediatrix’s Board of Directors has determined that each member of the Nominating and Corporate Governance Committee during 2024 meets the independence requirements for a New York Stock Exchange listed company.

Pediatrix’s Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee setting out the functions that it is to perform. A copy of the Nominating and Corporate Governance Committee Charter is available on our website at www.Pediatrix.com.

The Nominating and Corporate Governance Committee assists the Board of Directors with respect to nominating new Directors and committee members and taking a leadership role in shaping the corporate governance of Pediatrix. To fulfill its responsibilities and duties, the Committee, among other things, reviews the qualifications and independence of existing Directors and new candidates; assesses the contributions of current Directors; identifies and recommends individuals qualified to be appointed to committees of the Board of Directors; considers rotation of committee members; reviews the charters of the committees and makes recommendations to the full Board of Directors with respect thereto; develops and recommends to the Board of Directors corporate governance principles, including a code of business conduct; and evaluates and recommends succession plans for Pediatrix’s Chief Executive Officer and other senior executives.

Pediatrix Medical Group, Inc.	24	2025 Proxy Statement

Directors and Executive Officers

Although the Nominating and Corporate Governance Committee does not solicit Director nominations, the Committee will consider candidates suggested by shareholders in written submissions to Pediatrix’s Secretary in accordance with the procedures described below in the section entitled “Information Concerning Shareholder Proposals.” In evaluating nominees for Director, the Committee does not differentiate between nominees recommended by shareholders and others. In identifying and evaluating candidates to be nominated for Director, the Committee reviews the desired experience, mix of skills and other qualities required for appropriate Board composition, considering the current Board members and the specific needs of Pediatrix and its Board of Directors as well as other factors as approved by the Board of Directors from time to time. Although the Committee does not have a formal policy with regard to the consideration of diversity in identifying Director nominees, the Committee’s review process is designed so that the Board of Directors includes members with diverse backgrounds, skills and experience, and represents appropriate financial, clinical and other expertise relevant to the business of Pediatrix. At a minimum, Director candidates must meet the following qualifications: high personal and professional ethics, integrity and values and a commitment to the representation of the long-term interests of our shareholders.

Strategy Committee

Pediatrix’s Strategy Committee did not meet separately in 2024. While the Strategy Committee did not meet on its own in 2024, the full Board of Directors, including the members of the Strategy Committee, met and oversaw items within the Strategy Committee’s purview during 2024. Mr. McEachin, Mr. Sansone, Mr. Starcher and Ms. Weis served as members of the Strategy Committee throughout 2024. Mr. Sansone has acted as Chair of the Committee since July 2020. Pediatrix’s Board of Directors has determined that each member of the Strategy Committee during 2024 met the independence requirements for a New York Stock Exchange listed company.

Pediatrix’s Board of Directors has adopted a written charter for the Strategy Committee setting out the functions that it is to perform. A copy of the Strategy Committee Charter is available on our website at www.Pediatrix.com.

The Strategy Committee reviews, evaluates and oversees the Company’s corporate strategy and identifies opportunities to create value for the Company’s shareholders; reviews with management the Company’s strategy for acquisitions; and makes regular reports and recommendations to the Board regarding its activities.

Risk Considerations in Our Compensation Programs

The Compensation and Talent Committee has reviewed the Company’s compensation structures and policies as they pertain to risk and has determined that the Company’s compensation programs do not create or encourage the taking of risks that are reasonably likely to have a material adverse effect on the Company.

Certain Relationships and Related Person Transactions

Catherine Stevens, the daughter of Ms. Moore, is employed by Pediatrix as Associate General Counsel and is responsible for providing legal support and advice in the area of the Company’s defense of its commercial litigation. Ms. Stevens does not directly report to Ms. Moore but rather to the Company’s Vice President, Senior Deputy General Counsel. Ms. Stevens’ base salary was $226,778 for 2024 and in connection with Ms. Stevens' promotion to Associate General Counsel effective January 1, 2025, her salary was increased to $277,021 for 2025. Ms. Stevens was paid $30,045 in bonus during 2024 that related to individual and Company performance for the 2023 bonus year, for which the payment percentage was consistent with similarly situated employees. In addition, Pediatrix provided her certain health and other benefits customarily provided to similarly situated employees.

2025 Proxy Statement	25	Pediatrix Medical Group, Inc.

Directors and Executive Officers

Review and Approval of Related Person Transactions

Pediatrix has a written policy for the review and approval or ratification of transactions (i) between Pediatrix and any Pediatrix Director or any other entity in which any Pediatrix Director is a director, officer or has a financial interest; and (ii) in which Pediatrix is or will be a participant and any related person has or will have a direct or indirect material interest. For purposes of the policy, a related person includes any Pediatrix Director or Director nominee, executive officer or holder of more than 5% of the outstanding voting stock of Pediatrix or any of their respective immediate family members. The policy does not apply to transactions pertaining to (i) Director or officer compensation that is approved or recommended to Pediatrix’s Board of Directors for approval by Pediatrix’s Compensation and Talent Committee or (ii) the employment by Pediatrix of any immediate family member of a related person in a non-officer position and at compensation levels commensurate with that paid to other similarly situated employees.

Pursuant to the terms of the policy, all covered transactions, if determined to be material by Pediatrix’s General Counsel or if the transaction involves the participation of a member of the Pediatrix Board of Directors, are required to be promptly referred to the disinterested members of the Pediatrix Audit Committee for their review or, if less than a majority of the members of Pediatrix Audit Committee are disinterested, to all the disinterested members of the Pediatrix Board of Directors. Pursuant to the terms of the policy, materiality determinations must be based on the significance of the information to investors in light of all circumstances, including, but not limited to, the (i) relationship of the related persons to the covered transaction, and with each other, (ii) importance to the person having the interest, and (iii) amount involved in the transaction. All transactions involving in excess of $120,000 are automatically deemed to be material pursuant to the terms of the policy.

The disinterested Directors of Pediatrix’s Audit Committee or Board of Directors, as applicable, are required to review such material covered transactions at their next regularly-scheduled meeting, or earlier if a special meeting is called by the Chair of the Audit Committee, and may only approve such a material covered transaction if it has been entered into in good faith and on fair and reasonable terms that are no less favorable to Pediatrix than those that would be available to Pediatrix in a comparable transaction in arm’s length dealings with an unrelated third party at the time it is considered by the disinterested Directors of Pediatrix’s Audit Committee or Board of Directors, as applicable.

All of the transactions described in “Transactions with Related Persons” below were covered transactions under our policy and the policies and procedures required by the policy were followed in connection with the review and approval or ratification of all of such transactions.

Transactions with Related Persons

Since the beginning of 2024, there have been no transactions with related persons other than as described above, and there are no other currently proposed transactions with related persons.

Pediatrix Medical Group, Inc.	26	2025 Proxy Statement

Directors and Executive Officers

Compensation Committee Interlocks and Insider Participation

In 2024, none of our executive officers or Directors was a member of the Board of Directors of any other company where the relationship would be considered a compensation committee interlock under the SEC rules.

Social and Environmental Sustainability

As a leading provider of women’s and children’s health care services, delivering high-quality, specialized patient care is at the forefront for our affiliated medical practices. In fulfilling our mission to "Take great care of the patient, every day and in every wayTM", we uphold unwavering moral values and ethical conduct. Another priority for us is the well-being of our associates, who must consistently and relentlessly be treated with respect, dignity, compassion, empowerment and integrity. Finally, taking care of our patients and associates goes hand-in-hand with taking care of the environment. With a commitment to improving patient outcomes, we are on a mission to continually evolve our social and environmental responsibilities for the greater good of the planet and its various populations. In line with these values, during 2024 we donated $2.2 million to various charities, primarily benefiting women’s and children’s health.

The Company’s formal sustainability program is based on the Sustainability Accounting Standards Board ("SASB") standards for companies in the business of Healthcare Delivery. Our Board of Directors retains oversight of sustainability issues, and members of our senior management periodically provide reports to the Board of Directors.

Our Sustainability Report outlines our approach and business practices regarding our commitment toward a sustainable future. The Sustainability Report outlines how we as a Company have integrated sustainability principles into our operations and aligned them with our overarching business strategy. The Sustainability Report includes our Company policies and progress in making positive and lasting changes in the areas of environmental sustainability, socially responsible corporate governance, and equity and inclusion efforts, among others.

Please follow our journey as it develops by visiting the sustainability section of our website at: www.pediatrix.com/sustainability.

2025 Proxy Statement	27	Pediatrix Medical Group, Inc.

Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

Section I: A Message to Our Shareholders

Dear Pediatrix Shareholders,

The principal responsibility of the Compensation and Talent Committee is to design an executive compensation program that attracts and retains the best executive workforce in our industry. We believe that having the highest-quality leadership team in place is critical to our mission: “Take great care of the patient, every day and in every way.”® We also recognize that to best serve our patients and shareholders, we must also fulfill our responsibility to “Take great care of the business.” We strive to design an executive compensation program that is aligned with our mission while delivering value to our shareholders.

The Compensation and Talent Committee is committed to designing our performance-based compensation program to continue to align our executive compensation with value creation for our shareholders.

In 2023, in response to feedback from our shareholders, the Company began to issue performance-based equity awards with three one-year performance periods to better align executive compensation with the Company’s long-term performance. The performance-based equity awards are also subject to a three-year return on invested capital modifier to hold leaders accountable for the efficient use of capital. In addition, in 2023, the Company began setting measurable goals and weighting for the non-financial components of the Company’s annual bonus program. The Company will continue to provide enhanced disclosure surrounding the annual achievement of non-financial performance metrics in the years ahead.

Our “say on pay” proposal received approval from approximately 97% of the votes cast at our 2023 Annual Meeting and approximately 96% of the votes cast at our 2024 Annual Meeting, which we believe is a result of our commitment to continuously strive for improvement and our engagement with our shareholders. As a result of the 2024 "say on pay" vote, we kept the structure of our updated performance-based compensation program intact during 2024.

Beginning on the next page of this Proxy Statement, we present specific information about the compensation paid to our Chief Executive Officer and other Named Executive Officers (“NEOs”) for fiscal year 2024.

Finally, we want to thank you for making Pediatrix part of your investment portfolio. You can be confident in our commitment to deliver exceptional performance that drives shareholder value over the long-term and quality care for the patients that depend on Pediatrix.

Sincerely, Shirley A. Weis Compensation and Talent Committee Chair

2024 Proxy Statement	28	Pediatrix Medical Group, Inc.

Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

Section II: Compensation and Talent Committee Report

The Compensation and Talent Committee determines the compensation for our Chief Executive Officer and other NEOs and oversees the administration of our executive compensation program. The Compensation and Talent Committee is composed entirely of independent Directors and is advised as necessary by independent consultants and legal counsel. Our Chief Executive Officer provides advice and recommendations to the Compensation and Talent Committee with respect to the compensation of other senior executive officers. Under the rules of the Securities and Exchange Commission, our NEOs for 2024 are:

•
James D. Swift, M.D., Former Chief Executive Officer (until January 12, 2025)

•
Kasandra H. Rossi, Executive Vice President, Chief Financial Officer and Treasurer (previously Senior Vice President, Financial Reporting and Assistant Treasurer until September 30, 2024)

•
Mary Ann E. Moore, Executive Vice President, General Counsel, Chief Administrative Officer and Secretary

•
Marc Richards, Former Chief Financial Officer (until September 30, 2024)

•
Curtis B. Pickert, M.D., Former Executive Vice President, Chief Operating Officer (until August 1, 2024)

•
Lee A. Wood, Former Executive Vice President, National and Market Operations (until July 5, 2024)

In fulfilling our role, we met and held discussions with the Company’s management and reviewed and discussed this CD&A. Based on our review and such discussions, we recommended to the Board of Directors that the CD&A be included in this Proxy Statement and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2024.

Submitted by the Compensation and Talent Committee of the Board of Directors:

Shirley A. Weis

Laura A. Linynsky

Guy P. Sansone

John M. Starcher, Jr.

Sylvia J. Young

This Compensation and Talent Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of Pediatrix filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate such report by reference.

2025 Proxy Statement	29	Pediatrix Medical Group, Inc.

Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

Section III: Executive Summary

2024 Business Highlights

We are a national medical group comprised of leading providers of physician services practicing under the Pediatrix® brand. Pediatrix-affiliated clinicians are committed to providing coordinated, compassionate and clinically excellent services to women, babies and children across the continuum of care, both in hospital settings and office-based practices. Our specialties include obstetrics, maternal-fetal medicine and neonatology complemented by multiple pediatric subspecialties. The group’s high-quality, evidence-based care is bolstered by investments in research, education, quality-improvement and safety initiatives. Our unique healthcare model has been in place for more than 40 years, allowing us to focus on what is most important in our industry – taking great care of our patients.

2024 was a period of significant change for Pediatrix. We began 2024 with a focus on, among other items, effectively transitioning to a strong, sustainable revenue cycle management ("RCM") program. Throughout 2024, we worked to establish our hybrid RCM model. We fully staffed an internal team to support this hybrid model and successfully insourced critical functions. We also successfully transitioned all external RCM services from our former third-party vendor to our new vendor. The successful transition of our RCM function to a hybrid model enables us to focus in 2025 first on ensuring the stability of our now improved RCM process and then on continued improvement in our performance, through process enhancement and automation initiatives.

As part of our effort to increase our profitability, in 2024 we also undertook an accelerated practice portfolio restructuring plan and executed an overhead and leadership restructuring plan. During the year, we successfully exited our former primary and urgent care service line and almost all ambulatory practices, other than maternal-fetal medicine practices. These practices represented approximately $200,000,000 in annual revenue yet had a clear drag on earnings with their requisite overhead. In addition, we executed overhead reductions, both labor and non-labor, which had a significant positive impact on Adjusted EBITDA.

2024 was also a year of change for our leadership team, as Ms. Kasandra Rossi replaced Mr. C. Marc Richards as our Chief Financial Officer, Dr. Curtis Pickert and Mr. Lee Wood transitioned from their roles as our Executive Vice President, Chief Operating Officer and Executive Vice President, National and Market Operations, respectively, and Ms. Mary Ann E. Moore took on the additional role of Chief Administrative Officer in addition to her existing role as General Counsel.

Through our efforts during 2024, we began 2025 with a smaller footprint and a more focused and efficient organization. Accordingly, our leadership team has identified three key strategic priorities as we head into 2025: prioritizing patient-centric care by providing optimal support to our clinicians and our practices, strengthening our existing hospital and health system relationships and looking to be good stewards of our improved financial position and cash flow.

Despite the fact that we are in a period of uncertainty, with headwinds in the health care provider space, we continue to believe that our balance sheet position provides us with flexibility and opportunities and that by following our priorities we can achieve consistent and strong operating results.

We look forward to executing on our key priorities in 2025.

Pediatrix Medical Group, Inc.	30	2025 Proxy Statement

Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

2024 Financial Information

Key financial results for the last three fiscal years are highlighted in the tables below.

Net Revenue from Continuing Operations ($mm)
$1,972.0
$1,994.6
$2,012.9
2022
2023
2024

Income (Loss) From Continuing Operations ($mm)
$172.7
$7.3
($68.7)
2022
2023
2024

Adjusted EBITDA from Continuing Operations ($mm)

$241.0
$200.4
$224.0
2022
2023
2024

Annual Cash Flow From Continuing Operations ($mm)

$182.3
$146.1
$217.3
2022
2023
2024

Adjusted earnings before interest, taxes and depreciation and amortization (“Adjusted EBITDA”) is a non-GAAP financial measure. For a description of the rationale for our presentation of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to net income, the most directly comparable GAAP measure, for the years ended December 31, 2024, 2023 and 2022, please see the disclosure under the caption “Non-GAAP Measures” beginning on page 62 in the Annual Report on Form 10-K.

Income from continuing operations was negatively impacted by impairment losses, transformation and restructuring related expenses and loss on disposal of businesses. Excluding such losses and expenses, our income from continuing operations was $157.9 million and $183.7 million for the years ended December 31, 2023 and 2024, respectively.

Response to Say-on-Pay Vote and Shareholder Outreach

Each year, we provide our shareholders with the opportunity to approve, or vote against, the compensation of our NEOs (“say-on-pay”). In 2024, our shareholders overwhelmingly approved our 2023 executive compensation program as disclosed in our 2024 proxy statement with 95.6% of shares voted being cast in favor of approving our say-on-pay proposal.

We are committed to helping our investors understand our executive compensation program, including how it aligns the interests of our executives with our shareholders and how it rewards the achievement of our strategic objectives. We believe that the continued delivery of sustainable long-term value to our shareholders requires regular dialogue. To this end, we regularly make efforts to engage in discussions with our shareholders to obtain a deeper understanding of our investors’ views regarding our compensation program and other important topics, including Company performance and operations, strategic direction, risk and operational oversight and leadership, among other matters. Outside of formal engagement efforts, we interact throughout the year with our shareholders and make ourselves available to them at their request.

2025 Proxy Statement	31	Pediatrix Medical Group, Inc.

Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

Conversations with our shareholders were generally led by our Senior Vice President, Finance and Strategy, and often included other representatives of our senior management team, including our Chief Executive Officer, Chief Financial Officer and/or General Counsel.

In the area of Company operations, risks and opportunities, topics of particular shareholder interest were the regulatory environment, specifically the implementation of the No Surprises Act and our relationships with health insurance carriers; our transition to a hybrid revenue-cycle management function; and clinical compensation cost trends as related to the broader inflationary environment. As we have done historically, we utilized the input and interest from our shareholder discussions to inform our own disclosures, specifically disclosures contained in our annual and quarterly reports and earnings conference calls.

In the area of executive compensation, consistent with the approval of our 2023 executive compensation program as disclosed in our 2024 proxy statement by approximately 96% of the shares voted, shareholders continued to express their support for the changes to our executive compensation program that we put into effect in 2023, particularly our shift to issuing performance-based equity awards with three one-year performance periods to better align pay with long-term performance, our implementation of a return on invested capital (“ROIC”) component as an additional performance measure for our performance-based equity awards and the annual establishment of set qualitative non-financial goals with assigned weighting, among other things.

Multi-Year Performance Goals

While historically the Company has not incorporated financial goals over a multi-year period (such as cumulative earnings over three years) into our executive compensation program due to the uncertainties surrounding the environment for our business in the long term, following substantive discussions with our shareholders during 2022 and early 2023 regarding the duration of the performance measures used in our executive compensation program, we determined that the Company’s executive compensation program could be designed to further align pay with long-term performance.

Beginning in 2023, our performance-based equity awards have three one-year performance periods with new performance goals set at the beginning of each year for that year. Awards for which the performance goals have been met will vest at the end of the full three-year period. Beginning in 2023, we also implemented a ROIC modifier, measured over the three-year cumulative performance period, as an additional performance measure for these performance-based equity awards. We believe this approach balances the Compensation and Talent Committee’s desire to align compensation with long-term performance and the risk that comes with setting three-year goals that would necessarily need to reflect assumptions and projections about various expense-related initiatives, acquisition-related activities, including size, type, timing and volume of acquisitions, organic growth initiatives, same-unit volumes, and reimbursement-related factors, including payor mix during the measurement period. As shareholders have expressed support for our updated approach to performance-based equity awards, we continued to issue awards with three one-year performance periods during 2024.

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Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

Structured Non-Financial Metrics

Our discussions also showed support for the structure of our current bonus program, which includes both a financial component to focus on Adjusted Income from Operations as a measure of our profitability, and non-financial metrics to align compensation with our strategic goals.

Shareholders have supported our move to a more structured process to review and assess the performance of non-financial performance metrics. We now establish clear non-financial bonus metrics at the beginning of each year with the weighting of various categories/metrics. In addition, we intend to continue to describe the assessment process and key considerations in scoring the results of our non-financial performance metrics on an annual basis in our proxy statements and have done so in this 2025 proxy statement. With these changes following shareholder feedback, our Compensation and Talent Committee believes that the compensation program for our executives is constructed in a way to maximize long-term shareholder value. For more information on the Compensation and Talent Committee’s approach to measuring pay for performance, see the section entitled Measuring Pay-for-Performance at Pediatrix.

2025 Proxy Statement	33	Pediatrix Medical Group, Inc.

Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

Measuring Pay-for-Performance at Pediatrix

-

In the healthcare services industry, company stock prices at any point in time can be significantly affected by changes (actual or anticipated) in the regulatory or payor environment. Additionally, regulatory changes affect different healthcare companies in varying ways. For Pediatrix specifically, factors such as effects of same-unit volume and reimbursement-related factors, including payor mix shifts from commercial to government payors, are often unpredictable.

-

Payor mix shifts, which represents a shift in the patient population from private healthcare insurance programs (i.e., commercial programs) to government-sponsored healthcare programs (i.e., Medicaid) is extremely difficult to forecast over both short- and long-term periods. However, these payor mix shifts directly impact both top-line growth and profitability as the reimbursement received is materially lower for government-sponsored healthcare programs than commercial payors, and a shift in payor mix to government payors can result in a significant reduction in our average reimbursement rates.

-

For these reasons, we have not used relative total shareholder return as a key performance metric in our executive compensation programs. Instead, our performance goals have been focused on internal key financial metrics that we believe drive long-term value creation and will focus management on not just growing our business, but doing so profitability, such as Adjusted Income from Operations and Adjusted EBITDA. We believe that meeting these metrics will translate over time into increased shareholder value. For equity-based awards, we believe that our share price should ultimately reflect whether we have executed this strategy successfully and more specifically, the three-year cliff vesting schedule for our performance-based equity grants encourages our officers to maintain a long-term perspective while the three-year back-end weighted vesting schedule for our time-based equity grants also encourages such behavior due to half of the award vesting in year three.

-

For many of these same reasons, we have historically not incorporated financial goals over a multi-year period (such as cumulative earnings over three years) into our executive compensation program. Our long-term strategy emphasizes continued growth through a disciplined approach in acquiring established physician practices and growing organically in our specialties or adjacent specialties, and any multi-year goals would necessarily need to reflect assumptions and projections about both the level and type of acquisitions made during the measurement period and other growth and expense related items that are difficult to predict over a longer term. While we believe that the three-year back-end weighted (25%, 25%, 50%) vesting schedule for our time-based equity grants that we transitioned to in 2021 following shareholder feedback is a good approach to align a long-term commitment to growth from our executive team, in an effort to have a stronger link between pay and long-term performance, our performance-based equity awards also consist of three one-year performance periods and any shares earned will only vest at the end of that three-year period.

-

New performance goals will be established each year, and awards for which the performance goals have been met will not vest until the end of the full three-year period. In addition to using Adjusted EBITDA as a performance measure, our performance-based equity awards are subject to a three-year ROIC modifier to hold leaders accountable for the efficient use of capital. The Compensation and Talent Committee believes that this approach demonstrates our continued commitment to aligning pay with performance - with a view to long-term performance - and is in the best interests of all of Pediatrix’s constituents. The Compensation and Talent Committee will continue to refine its approach as the healthcare landscape continues to evolve.

Pediatrix Medical Group, Inc.	34	2025 Proxy Statement

Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

CEO Pay At-A-Glance

More than 75% of the target direct compensation (sum of base salary, target bonus and grant value of stock awards, including performance shares at target) of Dr. James D. Swift, our former Chief Executive Officer, was variable and linked to financial performance results in 2024. The chart below reflects the elements of target Chief Executive Officer total direct compensation for Dr. Swift for 2024. The chart illustrates the alignment of Chief Executive Officer pay to the Company’s performance and shareholder value. For more information on Dr. Swift’s performance share awards and restricted stock awards for 2024, please see the section below entitled 2024 Equity-Based Awards.

2025 Proxy Statement	35	Pediatrix Medical Group, Inc.

Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

Elements of Pay

Our pay philosophy was supported by the following pay elements in our executive compensation program for 2024:

Element	Form	Description
Base Salary	Cash (Fixed)	Provides a competitive level of pay that reflects the executive’s experience, role and responsibilities and performance.

Annual Bonus	Cash (Variable)	Based 80% on annual Adjusted Income from Operations performance and 20% on certain non-financial metrics.

Long-Term Incentives	Equity (Variable)

Comprised of 50% restricted stock that vests over three years (back end weighted) and 50% performance shares tied to the achievement of annual Adjusted EBITDA targets and a three-year ROIC modifier. Any performance shares earned will vest at the end of the full three-year period.

In 2023, we adjusted the performance share aspect of our long-term incentives by issuing performance-based equity awards with three one-year performance periods. New performance goals will be set each year and awards for which the performance goals have been met will vest at the end of the full three-year period. In addition, the performance shares are also subject to a three-year ROIC modifier that may adjust the final payout up or down by as much as 20%.

Pediatrix Medical Group, Inc.	36	2025 Proxy Statement

Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

Section IV: Overview of the Executive Compensation Program

The Guiding Principles of Our Pay Philosophy

The Compensation and Talent Committee has historically designed our executive compensation program with the following guiding principles in mind:

•
Quality of Personnel and Competitiveness. We are committed to employing the highest quality executive team in the healthcare services industry. We expect our executives to be of the highest caliber in terms of business acumen and integrity. We closely analyze and understand compensation for executives at similarly situated companies as part of our efforts to effectively compete for and retain key talent.

•
Alignment of Interests. We must offer a total executive compensation package that best supports our leadership talent and growth strategies and focuses executives on financial and operational results. We use a mix of fixed and variable (at-risk) pay to support these objectives, by giving our executives a substantial equity stake in the business and rewarding them for performance that drives shareholder value over the long term.

•
Compliance with Regulatory Guidelines and Sensible Standards of Corporate Governance. We monitor our compliance with applicable laws, rules, statutes, regulations and guidelines and monitor our compensation program on an ongoing basis for compliance with the applicable requirements. Specifically, we focus on relevant considerations in the areas of accounting cost, tax impact, cash flow constraints, risk management and other sensible standards of good corporate governance.

How Pay Decisions Are Made

The Compensation and Talent Committee, composed solely of independent Directors, is responsible for making pay decisions for the NEOs. The Compensation and Talent Committee works very closely with its independent consultant and management to examine pay and performance matters throughout the year. After conducting a formal request for proposal process in 2022, the Compensation and Talent Committee engaged Semler Brossy Consulting Group (“Semler Brossy”), who has been the Compensation and Talent Committee's independent consultant since 2022. The Compensation and Talent Committee’s written charter can be accessed on the Pediatrix website at www.Pediatrix.com.

The Role of the Compensation and Talent Committee and Management

One of the primary roles of the Compensation and Talent Committee is to assist Pediatrix’s Board of Directors in the discharge of the Board’s responsibilities related to executive compensation matters, which include:

•
Evaluating the performance of and setting pay for the Chief Executive Officer and other NEOs;

•
Supervising and making recommendations to the Board of Directors about changes to the executive compensation program;

•
Overseeing the annual review of the Company’s incentive compensation elements to determine whether they encourage excessive risk taking, including discussing the relationship between risk management policies and practices and pay;

•
Evaluating whether to engage, retain, or terminate an outside consulting firm for the review and evaluation of Pediatrix’s executive compensation program and approving such outside consulting firm’s fees and other retention terms; and

•
Conducting an annual self-assessment of the Compensation and Talent Committee’s performance.

2025 Proxy Statement	37	Pediatrix Medical Group, Inc.

Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

The Chief Executive Officer does not play any role in the Compensation and Talent Committee’s determination of his own pay; however, the Compensation and Talent Committee solicits input from the Chief Executive Officer concerning the performance and compensation of the other NEOs. The Chief Executive Officer bases his recommendations on his assessment of each individual’s performance, tenure and experience in the role, external market pay practices, retention risk and Pediatrix’s overall pay philosophy.

The Role of Independent Consultants

The Compensation and Talent Committee, with extensive advice and input from its advisors and our shareholders, continually reviews executive compensation for alignment with our pay philosophy and, as necessary, retains the services of an independent consultant to assist in such review. The Compensation and Talent Committee has assessed the independence of Semler Brossy pursuant to applicable SEC rules, New York Stock Exchange listing standards and its own committee charter and concluded that no conflict of interest exists that would prevent Semler Brossy from independently advising the Compensation and Talent Committee.

Assessing External Market Practice

As part of our pay philosophy, our executive compensation program is designed to attract, motivate and retain our executives in an increasingly competitive and complex talent market. To this end, we regularly evaluate industry-specific and general market compensation practices and trends to assess whether our program features and NEO pay opportunities remain appropriately competitive. The Compensation and Talent Committee considers publicly available data, provided by its independent compensation consultant, for informational purposes when making its pay decisions. However, market data are not the sole determinants of the Company’s practices or executive pay levels. When determining salaries, target bonus opportunities and annual equity grants for NEOs, the Compensation and Talent Committee also considers the performance of the Company and the individual, the nature of an individual’s role within the Company, internal comparisons to the compensation of other Company officers, tenure with the Company and experience in the officer’s current role.

In evaluating the peer group composition, the Compensation and Talent Committee generally considers companies that meet the following criteria:

•
Companies that are reasonably similar in size based on revenue and market capitalization. Generally, these companies fall within a range of 0.5x to 2x the Company’s revenue, 0.2x to 5x the Company’s market capitalization and .33x to 3x the Company's earnings before interest and taxes;

•
Organizations operating in either the Healthcare or Diversified Support Services industries, with a focus towards those that are a service-based business or provide non-homecare-based services; or

•
Entities that compete with the Company for executive talent or have comparable skill requirements at the executive level.

Following its review, the Compensation and Talent Committee approved the peer group identified below for the purpose of 2024 compensation comparisons, which was the same peer group used for purposes of 2023 compensation comparisons.

• Acadia Healthcare Company, Inc.	• The Ensign Group. Inc.

• Addus HomeCare Corporation	• Healthcare Services Group, Inc.

• Amedisys, Inc.	• ModivCare Inc.

• Aveanna Healthcare Holdings Inc.	• National HealthCare Corporation

• Brookdale Senior Living, Inc.	• Premier, Inc.

• Chemed Corporation	• RadNet, Inc.

• Cross Country Healthcare, Inc.	• Surgery Partners, Inc.

Pediatrix Medical Group, Inc.	38	2025 Proxy Statement

Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

Section V: The Executive Compensation Program in Detail

Base Salary

The Compensation and Talent Committee reviews and approves base salary levels for our NEOs. Base salary decisions generally reflect the Compensation and Talent Committee’s consideration of the external market practices of our peer group for comparable positions, published survey data and subjective factors including the individual’s experience, role, responsibilities and performance.

2024 Base Salary Decisions

The 2024 base salaries for the NEOs were as follows:

NEO	2024 Base Salary

James D. Swift, M.D.	$650,000

Kasandra H. Rossi	$425,000

Mary Ann E. Moore	$500,000

C. Marc Richards (1)	$500,000

Curtis B. Pickert, M.D.	$500,000

Lee A. Wood (1)	$425,000

(1) Mr. Wood’s employment with the Company terminated effective as of July 5, 2024 and Mr. Richards' employment with the Company terminated effective as of September 30, 2024. The amounts reflected for them in the table above represent their annual base salaries.

Ms. Rossi's base salary was increased from $350,000 to $425,000 in connection with her promotion to Executive Vice President, Chief Financial Officer and Treasurer and Ms. Moore's base salary was increased from $475,000 to $500,000 in connection with her appointment as Chief Administrative Officer in addition to her existing role as General Counsel. None of our other NEOs received base salary increases in 2024.

Annual Bonuses

The NEOs participate in an annual bonus program, which is administered under the shareholder-approved Pediatrix Medical Group, Inc. Amended and Restated 2008 Incentive Compensation Plan (the “Plan”). The annual bonus is designed to recognize performance achievements primarily focused on our Company’s results of operations during its fiscal year.

The Compensation and Talent Committee uses guidelines and may apply either positive or negative discretion to adjust the bonuses based on the actual level of income from operations achieved, as well as other performance goals established for individual NEOs. In addition, the Compensation and Talent Committee uses a performance range at the target bonus level to minimize the variability of potential payouts.

2024 Annual Bonus Program

In response to shareholder feedback, the Company considers both financial and non-financial metrics as components of the executive annual performance bonus program. The program requires achievement of certain non-financial metrics in order to earn 20% of the target bonus amount. The remaining 80% of the target amount would be earned upon the achievement of certain Adjusted Income from Operations goals.

2025 Proxy Statement	39	Pediatrix Medical Group, Inc.

Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

Financial Metrics

In 2024, the financial component of the bonus guidelines was based on income from operations, adjusted to exclude transformational and restructuring related activities. Consideration was also given to those factors that impacted previous year results (positively or negatively) but were not anticipated to impact 2024 results with the same magnitude.

Why We Use Adjusted Income From Operations

The Compensation and Talent Committee uses adjusted income from operations ("AIFO") as its sole financial performance measure for annual bonuses. This measure is used to encourage our NEOs to focus on efficiently managing our business. We strive to set financial targets that are both challenging and realistic. The target AIFO set by the Compensation and Talent Committee for 2024 was effectively flat as compared to the Company's 2023 final AIFO and was consistent with the bottom end of the Company's external guided range provided in February 2024. In 2023, the Committee also used the bottom end of the external guided range as the target AIFO for purposes of setting the financial components of the 2023 bonus guidelines. The decrease in the target AIFO for the 2024 performance measure as compared to 2023 reflects the Company's lower guidance for 2024, but uses the same methodology as 2023.

The financial components of the 2024 bonus guidelines were as follows:

Adjusted Income from Operations: Performance Goals*	% of Target Bonus Payout

Less than $133,000,000	0%

$141,000,000	50%

$149,000,000	90%

$157,000,000	100%

$165,000,000	110%

$173,000,000	150%

$181,000,000	200%

Adjusted Income from Operations was $183,681,000 representing a payout of 200% of target bonus

Actual target bonus payout percentages would increase proportionately between each percentage amount based on the Adjusted Income from Operations achieved by the Company.

* Adjusted Income from Operations (“AIFO”) is defined as Income From Operations calculated in accordance with GAAP and was adjusted to exclude goodwill impairment, long-lived asset impairments, loss on disposal of businesses and transformational and restructuring related expenses.

Non-Financial Metrics

The non-financial metrics used in 2024 were as follows: (i) plan, execute and complete the transition of all RCM services provided by the Company's prior RCM vendor to the "hybrid model" which will consist of an operational and functional internal support team and external outsourced services while maintaining consistent revenue recognition and appropriate reserves; (ii) plan, execute and subsequently complete the repositioning of the Company's ambulatory footprint and related services to include the sale and/or disposition of identified non-core practices and execute an overhead reduction and leadership restructuring plan; (iii) complete the transition and operation of an internal No Surprises Act ("NSA") arbitration arm, with tracking and enhanced reporting capabilities; and (iv) optimize the Company's clinical compensation program for current market practice.

Pediatrix Medical Group, Inc.	40	2025 Proxy Statement

Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

2024 Annual Bonus Decisions

The Compensation and Talent Committee establishes each NEO’s target annual bonus opportunity as a percentage of base salary in effect at the end of the year. The target bonus opportunity as a percentage of base salary for each of the NEOs was equal to the following amounts: (i) Dr. Swift (125%); (ii) Ms. Rossi (75%); (iii) Ms. Moore (125%); (iv) Mr. Richards (100%); (v) Dr. Pickert (100%); and (vi) Mr. Wood (75%), with the maximum bonus opportunity equal to two times their target opportunity. Ms. Rossi’s target bonus opportunity, as a percentage of base salary, was increased from 50% to 75% in connection with her promotion to Executive Vice President, Chief Financial Officer and Treasurer and Ms. Moore’s target bonus opportunity, as a percentage of base salary, was increased from 100% to 125% in connection with her appointment as Chief Administrative Officer in addition to her existing role as General Counsel.

In March 2024, the Compensation and Talent Committee established the AIFO performance goals set forth in the table above, which excluded transformational and restructuring related expenses. Among other items, the Compensation and Talent Committee retained the discretion to further adjust AIFO as necessary to exclude the impact of incremental costs incurred or deterioration in results from the closure or sale of practices, businesses and other activities that were not anticipated in the Company's budget. During the second quarter of 2024, the Company formalized its practice portfolio management plans, resulting in a decision to exit almost all of its affiliated office-based practices, other than maternal-fetal medicine. The Company completed these exits prior to the end of 2024. In addition, the Company exited its primary and urgent care service line during and subsequent to the end of the 2024 second quarter. In February 2025, in making its annual bonus decisions, the Compensation and Talent Committee determined to utilize its previously retained discretion to adjust the Company's 2024 AIFO to exclude impairments and loss on disposal of businesses, which the Committee determined were a result of management's successful completion of this Board-approved portfolio restructuring and that were not included in the Company's budget. With these adjustments, the Company's 2024 AIFO corresponded to a payment of 200% of the target bonus opportunity under the guidelines.

The Compensation and Talent Committee approved a 100% achievement on the non-financial component of the annual bonus program. A summary of the Company’s achievements pertaining to the non-financial components of the annual bonus program is below.

Component	Measures of Success	Achievements

Plan, execute and complete the transition of all RCM Services provided by the Company's prior RCM vendor to the "hybrid model" which will consist of an operational and functional internal support team and external outsourced services while maintaining consistent revenue recognition and appropriate reserves

• Successful hiring and retention of a Pediatrix internal RCM Department, as defined in the “hybrid model”

• Execution of an agreement with the new external RCM vendor

• Full transition of RCM Services from the former vendor to the new vendor

• Stabilization of key RCM metrics to a baseline level for Pediatrix prior to its engagement of the prior vendor

• Fully staffed internal team to support the “hybrid model” and successfully insourced critical functions

• Executed Master Services Agreement with new vendor, together with Statement of Work for year one stabilization

• Successfully transitioned all RCM Services from the former vendor to the new vendor by September 2024

• Stabilizing key RCM metric

     targets; on track for full stabilization in 2025

2025 Proxy Statement	41	Pediatrix Medical Group, Inc.

Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

Component	Measures of Success	Achievements

Plan, execute and subsequently complete the repositioning of the Company's Ambulatory footprint and related services to include the sale and/or disposition of identified non-core practices and execute an overhead and leadership restructuring plan

• Successful exit of Primary and Urgent Care service line

• Successful execution of the Ambulatory Reduction Plan as presented to the Board

• Demonstrated ability with reductions in footprint for clinical and administrative services consistent with resetting of ambulatory footprint

• Exited our Primary and Urgent Care service line during 2024

• Executed the Ambulatory Reduction Plan by successfully exiting almost all Ambulatory practices, other than maternal-fetal-medicine, in 2024

• Executed overhead reductions, both labor and non-labor, that were a significant component of the overall $30 million Adjusted EBITDA impact from the execution of the portfolio management plan

Complete transition and operation of an internal NSA arbitration arm, with tracking and enhanced reporting capabilities

• Hire and retain internal staff to manage the NSA arbitration process

• Development of tools and processes to identify, manage, track, and report on eligible claims for the NSA arbitration process

• Perform submission, reporting, follow-up on and receipt of additional payment on eligible claims

• Hired internal arbitration staffing, with a 100% retention rate of originally hired staff

• Completed the transition of all open NSA arbitration disputes initiated by the former RCM vendor to be absorbed by our internal team

• Developed Origami workflow tool, which became fully operational on January 1, 2024 and made enhancements through the second quarter of 2024

• Utilized Origami tool to track case submission and processing, and house documentation required for submission and follow-up

• Developed Power BI reporting to assist the Company in its analysis of arbitration decision payment results

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Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

Component	Measures of Success	Achievements
Optimize clinical compensation program for current market practice

• Utilize an external consultant to assist in developing long-term fixed and variable models for clinical compensation

•  Develop an action plan to implement updated clinical compensation model

•    Begin roll-out of updated clinical compensation model

• Engaged external consultant to review and bolster internal compensation analyses completed by Pediatrix

• Established goals for an updated clinical compensation program implementation, to: (i) align compensation with peer organizations; (ii) align provider compensation with practice revenue; (iii) incentivize efficient use of practice resources; and (iv) foster a culture where physicians are aligned with the success of the practice

•  Formally documented clinical staffing models

2025 Proxy Statement	43	Pediatrix Medical Group, Inc.

Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

Accordingly, the bonus earned equaled 180% of target, representing the non-financial component being paid at 100% and a 200% payout with respect to the financial component. Accordingly, the following actual bonuses were paid.

Name	Maximum Annual Bonus as a % of Base Salary	Target Annual Bonus as a % of Base Salary	Actual Annual Bonus as a % of Target	Actual Bonus ($)

Dr. Swift	250%	125%	180%	$1,462,500

Ms. Rossi	150%	75%	180%	$573,750

Ms. Moore	250%	125%	180%	$1,125,000

Mr. Richards(1)	200%	100%	100%	$375,342

Dr. Pickert(2)	200%	100%	174%	$868,648

Mr. Wood(1)	150%	75%	100%	$163,305

(1) Mr. Richards' and Mr. Wood's actual bonuses were prorated based on target performance pursuant to the terms of their employment agreements in connection with their terminations without Cause during 2024.

(2) Dr. Pickert's bonus reflects his transition to Executive Vice President, Chief Physician Executive effective as of August 1, 2024, at which time he reverted to the Company's non-executive bonus plan, which utilizes a different bonus framework.

Equity-Based Awards

2024 Equity-Based Awards

The Compensation and Talent Committee approved the annual equity-based awards outlined below in May 2024 with a June 1, 2024 grant date for the then-current NEOs, Dr. Swift, Ms. Moore, Mr. Richards, Dr. Pickert and Mr. Wood. Ms. Rossi received a restricted stock award on June 1, 2024 and then received an additional prorated 2024 award on December 1, 2024 in connection with her appointment as Executive Vice President, Chief Financial Officer and Treasurer on October 1, 2024. The June 1, 2024 awards to the then-current NEOs and Ms. Rossi's December 1, 2024 award were divided equally into performance share awards and time-based restricted stock awards.

50% of the equity-based awards for 2024 were granted in performance shares that:

Use a financial metric:	Have rigorous performance goals:

Shares are earned based on the achievement of Adjusted EBITDA goals, which we believe drive shareholder value creation. We believe Adjusted EBITDA is a key driver of market capitalization value and is linked to shareholder returns. In addition, the vesting of the performance share awards is also subject to a ROIC payout modifier, as discussed further below.

One-third of the target award was eligible to be earned if Adjusted EBITDA during the measurement period equaled or exceeded $205 million. NEOs were eligible to receive an above-target payout for one-third of the target award only if Adjusted EBITDA equaled or exceeded $215 million. The Adjusted EBITDA performance goals for years two and three of the three-year performance period will be established at the beginning of each year during the performance period. These goals vary year-to-year, based on various factors that may have a direct impact on the results for the performance period, including the effects of volume and reimbursement-related factors and acquisition and organic growth-related activities.

Pediatrix Medical Group, Inc.	44	2025 Proxy Statement

Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

The approach described in the table above reflects the Compensation and Talent Committee’s desire to set rigorous performance goals in a highly volatile and uncertain environment, while also rewarding NEOs when the Company achieves these goals and delivers sustained results for our shareholders.

Why We Use Adjusted EBITDA

We from time to time incur certain expenses that we do not consider representative of our underlying operations, including transformational and restructuring related expenses. Accordingly, we report Adjusted EBITDA from continuing operations, defined as income (loss) from continuing operations before interest, taxes, depreciation and amortization, and transformational and restructuring related expenses. The Adjusted EBITDA measure is also intended to be further adjusted as necessary to exclude various non-ordinary course activities such as the impairment losses and losses on disposal of businesses in 2024. The Compensation and Talent Committee strives to set financial targets that are both challenging and realistic and uses Adjusted EBITDA as a performance measure for its equity-based awards because it believes that it more accurately reflects underlying business trends and performance across reporting periods on a consistent basis.

In setting financial performance goals for the performance share awards, the Compensation and Talent Committee received recommendations from management based on the Company’s strategic plan for the performance measurement period. The Compensation and Talent Committee, working with its independent compensation consultant and Company management, evaluated the impact of various drivers on revenue and Adjusted EBITDA in determining the 2024 grants.

The 2024 performance goals incorporate specific factors that were expected to have a direct impact on the results for this performance period, while remaining challenging to achieve. The targets for the 2024 performance period differ from the Company’s historical five-year averages because of volatility in the various drivers that impact results from year to year. Other drivers considered in setting the performance goals included but were not necessarily limited to: acquisition-related activities, including size, type, timing and volume of acquisitions; organic growth initiatives; various expense-related initiatives; same-unit volume growth; and reimbursement-related factors, including payor mix. The Compensation and Talent Committee established Adjusted EBITDA goals that reflected the financial challenges and uncertain operating environment at the time the goals were established, particularly with regard to year-over-year changes in Adjusted EBITDA, that the Compensation and Talent Committee felt were rigorous yet achievable. At the time the goals were approved, the Company’s internal forecast for the performance share measurement period projected a decrease in Adjusted EBITDA as compared to 2023. The goals for the second tranche of 2023 performance share awards was consistent with the bottom end of the external guided range provided in February 2024. The Company also used the bottom end of the external guided range as the target Adjusted EBITDA for purposes of setting the goals for the performance share awards issued in 2023 and the decrease in the target Adjusted EBITDA for 2024 as compared to 2023 reflects the Company's lower guidance for the year. The differences between the goals used for the 2024 performance share awards and the second tranche of the 2023 performance share awards that were issued in 2024 reflect the different annual measurement periods used for such awards.

The Compensation and Talent Committee believes the above approach used to establish financial performance goals for performance share awards results in goals that are challenging yet realistic and achievable, adequately rigorous and effective in continuing to motivate the executive team. Accordingly, the Committee believes the performance shares awarded appropriately align Company performance with executive compensation.

While this discussion of 2024 equity awards relates to performance targets for the 2024 performance period, we believe our approach to granting performance shares also creates long-term alignment, given that the value of the award realized by the NEOs will depend on the value of our stock when the shares vest over a multi-year period, with any of the earned performance shares vesting in the third year, as opposed to prior year grants where half of the performance shares vest on an annual basis over a two year period and half vest in the third year.

2025 Proxy Statement	45	Pediatrix Medical Group, Inc.

Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

Our performance-based equity awards have three, one-year performance periods, with new performance goals established at the beginning of each year for that year. Awards for which the performance goals have been met will vest at the end of the full three-year period. We have also implemented a ROIC modifier, measured over a three-year period, as an additional performance measure for these performance-based equity awards.

As a result, we believe our NEOs are incentivized not only to execute the Company’s strategy but also to maintain discipline in its acquisition and organic growth-related activities and processes in order to generate sustainable longer-term growth and increased shareholder value. We believe our approach also addresses our critical need to retain the highest-caliber executives — especially as the challenges in the healthcare sector grow increasingly more complex and competition for executive talent in the healthcare sector increases.

Pediatrix Medical Group, Inc.	46	2025 Proxy Statement

Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

The table below outlines the 2024 equity award program:

Equity Component	How It Works

Performance Share Awards (50%) Purpose: To have the percentage of shares earned vary with Company performance achievement of pre-established goals
•
Performance share awards divided into three equal tranches, with the first tranche having a grant date of June 1, 2024 and grant dates for the second and third tranches to be determined in 2025 and 2026.

•
The performance share award is tied to three different annual Adjusted EBITDA results.

•
Performance for the first tranche will be measured over a one-year period from April 1, 2024 through March 31, 2025. Adjusted EBITDA performance measures for tranches two and three will be determined in 2025 and 2026, respectively.

•
If shares are earned during this initial measurement period, they will vest on June 1, 2027, subject to continued employment.

•
Shares earned will be subject to a ROIC modifier, such that any earned shares may be decreased by 20% or increased by 20%, based on the three-year average ROIC. If the three-year average ROIC is below 5%, the earned share amount will be decreased by 20%. If the three-year average ROIC is above 12%, the earned share amount will be increased by 20%. The maximum overall payout is capped at 200% of target.

•
Shares earned may vary from 0% to 200% of target based on achievement of Adjusted EBITDA results during the initial measurement period:

Adjusted EBITDA Achieved*	Shares Earned(1)

$175,000,000 or Below	0%

$185,000,000	50%

$195,000,000	90%

$205,000,000	100%

$215,000,000	110%

$225,000,000	150%

$235,000,000 or Above	200%

* To be adjusted as necessary to exclude the impacts of the following items that are not anticipated in the Company’s fiscal budget: (i) contract issues, including material changes in reimbursement inconsistent with historical trends, any impact related to surprise billing legislation and any unreasonable conduct of payors prompted by or related to this or similar legislation; (ii) legal expenses related to litigation, legal settlements or judgments; (iii) incremental costs incurred or deterioration in results from cybersecurity attacks that impact the Company or any of its third-party service providers ; (iv) incremental costs incurred or deterioration in results from transition-related activities for revenue cycle management; (v) incremental costs incurred or deterioration in results from the closure or sale of practices, businesses and other activities; and (vi) other one-time, material items outside of the ordinary course of business of the Company and outside of the control of the Company’s executive management.

(1)
Actual percentage of shares earned would be determined by linear interpolation based on the actual growth rate achieved. In each case, any earned performance shares would be subject to additional time-based vesting as described above.

Restricted Stock
Awards (50%)

Purpose: To encourage the retention of executives, while providing a continuing incentive to increase shareholder value since the realized value of the award will depend on the Company’s share price at the time an award vests.

Shares will vest at the rate of one-quarter per year on each of the first two anniversaries of the grant date and one-half on the third anniversary of the grant date, subject to continued employment.

2025 Proxy Statement	47	Pediatrix Medical Group, Inc.

Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

2024 Tranches of Prior Year Performance Share Awards

On March 21, 2024, we granted performance shares to all of our NEOs (other than Ms. Rossi) that comprised the second tranche of the 2023 performance share awards, as disclosed in our previously filed proxy statement covering our 2023 equity-based awards. Performance for this tranche was measured over a one-year period from January 1, 2024 through December 31, 2024. Any shares earned during the measurement period will vest on March 1, 2026, subject to continued employment. Shares earned will also be subject to the ROIC modifier.

Shares earned under this tranche may vary from 0% to 200% of target based on achievement of Adjusted EBITDA results during the measurement period:

Adjusted EBITDA Achieved*	Shares Earned(1)

$170,000,000 or Below	0%

$180,000,000	50%

$190,000,000	90%

$200,000,000	100%

$210,000,000	110%

$220,000,000	150%

$230,000,000 or Above	200%

* To be adjusted as necessary to exclude the impacts of the following items that are not anticipated in the Company’s fiscal budget: (i) contract issues, including material changes in reimbursement inconsistent with historical trends, any impact related to surprise billing legislation and any unreasonable conduct of payors prompted by or related to this or similar legislation; (ii) legal expenses related to litigation, legal settlements or judgments; (iii) incremental costs incurred or deterioration in results from cybersecurity attacks that impact the Company or any of its third-party service providers ; (iv) incremental costs incurred or deterioration in results from transition-related activities for revenue cycle management; (v) incremental costs incurred or deterioration in results from the closure or sale of practices, businesses and other activities; and (vi) other one-time, material items outside of the ordinary course of business of the Company and outside of the control of the Company’s executive management.

(1)
Actual percentage of shares earned would be determined by linear interpolation based on the actual growth rate achieved. In each case, any earned performance shares would be subject to additional time-based vesting as described above.

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Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

Actual Performance and Shares Earned under Performance Share Awards

For the period from January 1, 2024 to December 31, 2024, the Company’s Adjusted EBITDA, the metric on which the second tranche of the 2023 performance share awards was measured, was $224.0 million. The results corresponded to 170% of the target performance shares being earned by our NEOs with respect to the second tranche, subject to further adjustment by the ROIC modifier.

The actual performance shares earned for the period from April 1, 2024 to March 31, 2025 relating to tranche one of the 2024 performance share awards will be determined following the determination of the Company’s financial results for the relevant period.

Other Practices, Policies & Guidelines

Equity Grant Practices

The Compensation and Talent Committee determines the effective date of annual equity-based awards without regard to current or anticipated stock price levels and we have not timed, nor do we intend to time, the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company does not currently grant new awards of stock options, stock appreciation rights or similar option-like instruments ("Options"). Accordingly, we have no specific policy or practice on the timing of awards of Options in relation to the disclosure of material nonpublic information by the Company. In the event the Company determines to grant new awards of Options, the Board will evaluate the appropriate steps to take in relation to the timing of such grants as it relates to the disclosure of material nonpublic information. The Compensation and Talent Committee made the 2024 annual equity grant to NEOs in June 2024 and may also make, and in the past has made, grants during the course of the year, primarily for new hires, promotions, to retain valued employees or to reward exceptional performance. These grants may be subject to performance conditions and/or time-based vesting and are issued on the date of grant approval or upon a date certain following the grant approval date. The Compensation and Talent Committee does not plan to grant off-cycle awards to any executive officers of the Company unless it is part of their initial hiring process or due to a promotion.

We follow equity grant procedures designed to promote the proper authorization, documentation and accounting for all equity grants. Pursuant to these procedures the Compensation and Talent Committee or the Board of Directors must formally approve all equity awards during an in person or telephonic meeting or by the unanimous written consent executed by all members of the Compensation and Talent Committee or the Board of Directors, as the case may be, it being understood that no equity award granted pursuant to any such written consent may have an effective date earlier than the date that all executed counterparts of such unanimous written consent are delivered to the General Counsel of the Company.

The grant-date fair value of our equity-based awards will be the closing sales price for a share of our common stock as reported on the New York Stock Exchange on the effective date of the grant as approved by the Compensation and Talent Committee or the Board of Directors, which date may not be prior to either the date such grant was approved or the commencement date of employment of the employee to whom the equity award is being made.

Our “insiders” can only buy or sell Company stock in accordance with our Insider Trading Policy, and our employees generally can only buy or sell Company stock in accordance with our Policy Statement on Inside Information and Insider Trading for All Employees.

NEOs are allowed to vote performance shares and restricted stock as a shareholder based on the number of shares held under restriction. Any dividends declared with respect to any performance share or restricted stock awards would be held until the awards vest, at which time the dividends would be paid to the NEOs. If performance shares or restricted stock are forfeited, the NEO’s rights to receive the dividends declared with

2025 Proxy Statement	49	Pediatrix Medical Group, Inc.

Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

respect to those shares would be forfeited as well. At present, the Company does not pay dividends and it has no current intention to do so in the future.

Clawback Policy

The Company previously adopted a “clawback policy” that permits the Company to seek to recover certain amounts of incentive compensation, including both cash and equity, awarded to any executive officer (as defined in the Exchange Act) on or after the effective date of the policy, if payment of such compensation was based on the achievement of financial results that were subsequently the subject of a restatement of our financial statements due to misconduct, and if the executive officer engaged in improper conduct that materially contributed to the need for restatement, and a lower amount of incentive compensation would have been earned based on the restated financial results. Such policy applies to incentive compensation received by an executive officer on or before October 1, 2023.

In November 2023, the Board of Directors approved the NYSE Clawback Policy to comply with the final rules of the New York Stock Exchange regarding the clawback of executive compensation. The NYSE Clawback Policy applies to any incentive-based compensation received by any current or former executive officer on or after October 2, 2023.

Stock Ownership and Retention Policy

The Compensation and Talent Committee believes that the Company’s Board of Directors and NEOs should maintain a material personal financial stake in the Company through the ownership of shares of the Company’s common stock to promote a long-term perspective in managing the enterprise and to align shareholder, Director and executive interests.

Each of our NEOs are required to own shares of Pediatrix common stock with a value of not less than a specified multiple of his or her base salary. The policy also requires NEOs to retain 50% of net after-tax shares acquired during the year upon vesting (or exercise of stock options) unless his or her ownership level was satisfied as of the beginning of the year. These multiples were determined in accordance with current market practice. Each covered person is expected to meet the minimum share ownership value not later than the end of the fifth full calendar year following becoming subject to the policy. As of December 31, 2024, Dr. Swift and Ms. Rossi were each in the transition period under the policy to attain their required stock ownership and Ms. Moore was in compliance with the guidelines.

The chart below shows the multiple of base salary ownership requirements and whether the NEOs that were serving as executive officers at year end were in compliance as of December 31, 2024:

Name	Ownership Requirement	Compliance

Dr. Swift	5x base salary	Transition Period

Ms. Rossi	2x base salary	Transition Period

Ms. Moore	2x base salary	3.9x base salary

Shares that count toward the ownership requirement are as follows:

•
Owned outright by the NEO, or by spouse or dependent children;

•
Held in trust for economic benefit of the NEO, or spouse or dependent children;

•
Held in the Pediatrix 401(k) plan or other Company-sponsored benefit plan; and

•
Restricted shares/units for which the underlying performance conditions have been met and only remain subject to time-based vesting requirements.

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Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

Shares subject to performance-based awards for which the underlying performance conditions have not been met and shares subject to unexercised stock options, whether vested or unvested, do not count towards satisfaction of the guidelines.

The Compensation and Talent Committee will evaluate NEO ownership levels annually and will review this policy from time to time and, following consultation with the Board of Directors, make modifications as necessary or appropriate.

Anti-Hedging and Anti-Pledging Policy

All Pediatrix Directors, management, financial and other insiders are prohibited from engaging in transactions in Pediatrix securities or derivatives of Pediatrix securities that might be considered hedging, such as selling short or buying or selling options. In addition, it is against the policy for such persons to hold securities in margin accounts or pledge Pediatrix securities as collateral for a loan, unless such person clearly demonstrates the financial capacity to repay the loan without resorting to the pledged securities.

Retirement and Deferred Compensation Plans

We maintain the Thrift and Profit-Sharing Plan (the “401(k) Plan”), to enable eligible employees to save for retirement through a tax-advantaged combination of elective employee contributions and our discretionary matching contributions and provide employees the opportunity to directly manage their retirement plan assets through a variety of investment options.

Although the Company maintains a non-qualified deferred compensation plan, none of the NEOs participate in that plan.

The amounts of the Company’s matching contributions under the 401(k) Plan for 2024 for each of the NEOs are included in the “All Other Compensation” column of the 2024 Summary Compensation Table.

Benefits and Perquisites

We provide our NEOs with certain benefits designed to protect them and their immediate families in the event of illness, disability, or death. We believe it is necessary to provide these benefits in order for us to be successful in attracting and retaining executives in a competitive marketplace, and to provide financial security in these circumstances. NEOs are eligible for health and welfare benefits available to similarly situated eligible Company employees during active employment under the same terms and conditions. These benefits include medical, dental, vision, short-term and long-term disability and group-term life insurance coverage.

Pursuant to the terms of their Employment Agreements or as otherwise provided by the Company’s policies, each of the NEOs is entitled to paid time off each year for vacation, illness, injury, personal days and other similar purposes in accordance with our policies in effect from time to time. Any paid time off not used during a calendar year may be carried over to the next year to the extent permitted under those policies.

The Compensation and Talent Committee has reviewed our perquisites expenditures, and believes they continue to be an important element of the overall compensation package to retain current officers, and in fact command a higher perceived value than the actual cost.

2025 Proxy Statement	51	Pediatrix Medical Group, Inc.

Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

Employment Agreements

As described in greater detail below, the Employment Agreements between the Company and each of the NEOs provide for the payment of certain compensation and benefits in the event of the termination of an executive’s employment, the amount of which varies depending upon the reason for such termination. In addition, each NEO’s employment agreement provides that, in the event of a termination by the Company without cause or by the NEO for good reason or due to the death or disability of such NEO, any time-based equity awards will fully vest and any performance-based equity awards will remain outstanding and vest based on actual performance during the performance period. The Compensation and Talent Committee has reviewed the essential terms of these termination provisions, and believes they are reasonable, appropriate, and generally consistent with market practice. Each NEO’s Employment Agreement provides that if any amount payable to the executive would be subject to excise tax under Section 4999 of the Code, then the Company will reduce the payment to an amount equal to the largest portion of such payment that would result in no portion of such payment being subject to excise tax (unless such reduction would result in the executive receiving, on an after tax basis, an amount lower than the unreduced payment after taking into account all applicable federal, state and local employment taxes, income taxes and excise taxes, in which case the payment amount would not be reduced).

For a more detailed explanation of the employment agreement terms governing vesting of equity in various termination events, please see the section below entitled “Potential Payments upon Termination or Change in Control”.

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Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

2024 Summary Compensation Table

The following table sets forth the 2024 and, to the extent required by SEC disclosure rules, 2023 and 2022 compensation for our NEOs.

Name and Principal Position	Year	Salary	Bonus		Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation		Total

James D. Swift, M.D.	2024	$650,000	$—		$1,180,087	—	$1,462,500	$8,425	(3)	$3,301,012
Former Chief Executive Officer	2023	$650,000	$390,000	(2)	$1,025,015	—	$162,500	$10,324	(3)	$2,237,839
	2022	$450,000	$—		$825,007	—	$90,000	$9,534	(3)	$1,374,541

Kasandra H. Rossi	2024	$368,750	$—		$391,685	—	$573,750	$10,571	(4)	$1,344,756
Executive Vice President,
Chief Financial Officer & Treasurer

Mary Ann E. Moore	2024	$485,417	$—		$767,540	—	$1,125,000	$10,635	(5)	$2,388,592
Executive Vice President,	2023	$475,000	$228,000	(2)	$1,026,683	—	$95,000	$10,305	(5)	$1,834,988
General Counsel, Chief Administrative Officer and Secretary	2022	$437,500	—		$750,006	—	$95,000	$9,516	(5)	$1,292,022

C. Marc Richards	2024	$375,000	$—		$1,074,554	—	$375,342	$955,513	(6)	$2,780,409
Former Executive Vice President,	2023	$500,000	$240,000	(2)	$933,350	—	$100,000	$10,326	(6)	$1,783,676
Chief Financial Officer	2022	$500,000	—		$1,400,019	—	—	$9,576	(6)	$1,909,595

Curtis B. Pickert, M.D.	2024	$500,000	$—		$767,540	—	$868,648	$10,545	(7)	$2,146,733
Former Executive Vice President, Chief Physician Executive	2023	$500,000	$240,000	(2)	$1,026,683	—	$100,000	$10,170	(7)	$1,876,853

Lee A. Wood	2024	$220,550	$—		$575,655	—	$163,305	$772,652	(8)	$1,732,162
Former Executive Vice President, National and Market Operations	2023	$425,000	$153,000	(2)	$740,009	—	$63,750	$10,262	(8)	$1,392,021

(1)
Stock awards consist of performance share awards and time-based restricted stock awards. The amounts in this column reflect the grant-date fair value of the awards, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC 718”), but excluding the impact of estimated forfeitures. The amounts included for any performance share awards are calculated based on the probable outcome of the performance conditions for such awards on the grant date. Assuming the highest level of performance is achieved for the performance share awards granted in 2024, the maximum value of these awards at the grant date would be as follows: Dr. Swift-$1,025,012; Ms. Rossi -$166,667; Ms. Moore-$666,685; Mr. Richards-$933,353; Dr. Pickert-$666,685; and Mr. Wood-$500,014. See the Grants of Plan-Based Awards in 2024 table for information on restricted stock awards granted in 2024. For information regarding the assumptions made in calculating the amounts reflected in this column, see Note 16, “Stock Incentive Plans and Stock Purchase Plans,” to our Consolidated Financial Statements included in the Annual Report on Form 10-K.
(2)
Reflects the discretionary portion of the annual cash bonus for services performed in 2023, which amount is in addition to the Non-Equity Incentive Plan Compensation disclosed in the table.
(3)
Reflects additional compensation of $8,125, $9,900 and $9,150 for 401(k) thrift and profit sharing matching contributions in 2024, 2023 and 2022, respectively, and costs incurred by Pediatrix of $300, $424 and $384 for term life insurance coverage in 2024, 2023 and 2022, respectively.
(4)
Reflects additional compensation of $10,350 for 401(k) thrift and profit sharing matching contributions in 2024 and costs incurred by Pediatrix of $221 for term life insurance coverage in 2024.
(5)
Reflects additional compensation of $10,350, $9,900 and $9,150 for 401(k) thrift and profit sharing matching contributions in 2024, 2023 and 2022, respectively, and costs incurred by Pediatrix of $285, $405 and $366 for term life insurance coverage in 2024, 2023 and 2022, respectively.
(6)
Reflects additional compensation of $9,900 and $9,150 for 401(k) thrift and profit sharing matching contributions in 2023 and 2022, respectively, and costs incurred by Pediatrix of $225, $426 and $426 for term life insurance coverage in 2024, 2023 and 2022, respectively. For 2024, additional compensation also includes the following severance payments that were made in 2024: (i) base salary continuation in the amount of $125,000, (ii) continued health, medical, hospitalization and other similar health insurance costs in the amount of $6,250, (iii) performance bonus in the amount of $750,000 and (iv) a payout of $74,038 for unused leave time upon termination.
(7)
Reflects additional compensation of $10,350 and $9,900 for 401(k) thrift and profit sharing matching contributions in 2024 and 2023, respectively, and costs incurred by Pediatrix of $195 and $270 for term life insurance coverage in 2024 and 2023, respectively.
(8)
Reflects additional compensation of $9,900 for 401(k) thrift and profit sharing matching contributions in 2023 and costs incurred by Pediatrix of $138 and $362 for term life insurance coverage 2024 and 2023, respectively. For 2024, additional compensation also includes the following severance payments that were made in 2024: (i) base salary continuation in the amount of $205,645, (ii) continued health, medical, hospitalization and other similar health insurance costs in the amount of $10,282, (iii) performance bonus in the amount of $478,125 and (iv) a payout of $78,462 for unused leave time upon termination.

2025 Proxy Statement	53	Pediatrix Medical Group, Inc.

Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

Grants of Plan-Based Awards in 2024

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards Number of shares of stock or	Grant Date Fair
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	units (#)(3)	Value of Stock Awards ($)(4)

James D. Swift, M.D.
Annual cash incentive			N/A	812,500	1,625,000	—	—	—	—	—
Performance share award	6/1/24	5/23/24	—	—	—	0	35,055	70,110	—	256,252
Restricted stock award	6/1/24	5/23/24	—	—	—	—	—	—	105,165	768,756
Performance share award	3/21/24	2/27/23	—	—	—	0	16,586	33,172	—	155,079

Kasandra H. Rossi
Annual cash incentive			N/A	318,750	637,500	—	—	—	—	—
Performance share award	12/1/24	10/30/24	—	—	—	0	6,945	13,890	—	83,340
Restricted stock award	12/1/24	10/30/24	—	—	—	—	—	—	11,112	133,344
Restricted stock award	6/1/24	5/23/24	—	—	—	—	—	—	23,940	175,001

Mary Ann E. Moore
Annual cash incentive			N/A	625,000	1,250,000	—	—	—	—	—
Performance share award	6/1/24	5/23/24	—	—	—	0	22,800	45,600	—	166,668
Restricted stock award	6/1/24	5/23/24	—	—	—	—	—	—	68,400	500,004
Performance share award	3/21/24	2/27/23	—	—	—	0	10,788	21,576	—	100,868

C. Marc Richards
Annual cash incentive			N/A	500,000	1,000,000	—	—	—	—	—
Performance share award	6/1/24	5/23/24	—	—	—	0	31,920	63,840	—	233,335
Restricted stock award	6/1/24	5/23/24	—	—	—	—	—	—	95,760	700,006
Performance share award	3/21/24	2/27/23	—	—	—	0	15,103	30,206	—	141,213

Curtis B. Pickert, M.D.
Annual cash incentive			N/A	500,000	1,000,000	—	—	—	—	—
Performance share award	6/1/24	5/23/24	—	—	—	0	22,800	45,600	—	166,668
Restricted stock award	6/1/24	5/23/24	—	—	—	—	—	—	68,400	500,004
Performance share award	3/21/24	2/27/23	—	—	—	0	10,788	21,576	—	100,868

Lee A. Wood
Annual cash incentive			N/A	318,750	637,500	—	—	—	—	—
Performance share award	6/1/24	5/23/24	—	—	—	0	17,100	34,200	—	125,001
Restricted stock award	6/1/24	5/23/24	—	—	—	—	—	—	51,300	375,003
Performance share award	3/21/24	2/27/23	—	—	—	0	8,091	16,182	—	75,651

(1)
These columns reflect the range of payouts for 2024 annual cash bonuses under the Plan. Amounts actually earned in 2024 are reported as Non-Equity Incentive Plan Compensation in the 2024 Summary Compensation Table. For a more detailed description of the annual cash awards, see the section entitled “Annual Bonuses” in the CD&A.
(2)
Represents performance share awards granted under the Plan, for which shares earned have the ability to vary from 0% to 200% of target based on achievement of specified levels of Adjusted EBITDA plus an ROIC modifier during the measurement period. See the sections entitled “2024 Equity-Based Awards” and "2024 Tranches of Prior Year Performance Share Awards" in the CD&A for additional information. The performance share awards granted represent the first third of the 2024 performance share awards and the second third of the 2023 performance share awards.
(3)
Represents the time-based restricted stock awards granted under the Plan. For Ms. Rossi, 25% of the restricted stock award granted to her on June 1, 2024 vested on March 1, 2025, 25% will vest on March 1, 2026 and 50% will vest on March 1, 2027, subject to continued employment. For the other NEOs, 25% of the restricted stock award were scheduled to vest on June 1, 2025, 25% were scheduled to vest on June 1, 2026 and 50% were scheduled to vest on June 1, 2027, subject to continued employment. The restricted stock awards for the NEOs, other than Ms. Rossi and Ms. Moore, vested upon their termination without "Cause" under the terms of their employment agreements. For a more detailed description of our restricted stock and equity-based award granting policies, see the section entitled “2024 Equity-Based Awards” in the CD&A.
(4)
The grant-date fair value of the performance share awards (based on the probable outcome of such conditions) and restricted stock awards is determined pursuant to the accounting guidance for equity-based compensation and represents the total amount that is expected to be expensed in our financial statements over the relevant vesting periods. For information regarding the assumptions made in calculating the amounts reflected in this column, see Note 16, “Stock Incentive Plans and Stock Purchase Plans,” to our Consolidated Financial Statements included in the Annual Report on Form 10-K.

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Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

Outstanding Equity Awards at 2024 Fiscal Year-End

	Stock Awards

	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Yet Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Yet Vested(1)

James D. Swift, M.D.	8,987	(2)	$117,909

	37,319	(2)	$489,625

	105,165	(2)	$1,379,765

				16,586	(6)	$217,608

				16,586	(6)	$217,608

				35,055	(7)	$459,922

Kasandra H. Rossi	3,813	(3)	$50,027

	11,894	(4)	$156,049

	23,940	(5)	$314,093

	11,112	(5)	$145,789

				6,945	(7)	$91,118

Mary Ann E. Moore	8,170	(3)	$107,190

	41,748	(4)	$547,734

	68,400	(5)	$897,408

				10,788	(6)	$141,539

				10,788	(6)	$141,539

				22,800	(7)	$299,136

C. Marc Richards				15,103	(6)	$198,151

				15,103	(6)	$198,151

				31,920	(7)	$418,790

Curtis B. Pickert, M.D.	8,170	(2)	$107,190

	41,748	(2)	$547,734

	68,400	(2)	$897,408

				10,788	(6)	$141,539

				10,788	(6)	$141,539

				22,800	(7)	$299,136

Lee A. Wood				8,091	(6)	$106,154

				8,091	(6)	$106,154

				17,100	(7)	$224,352

2025 Proxy Statement	55	Pediatrix Medical Group, Inc.

Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

(1)
Based on a stock price of $13.12, which was the closing price of a share of our common stock on the New York Stock Exchange on December 31, 2024.
(2)
These restricted stock awards vested upon the termination of the NEO without "Cause" during the first quarter of 2025.
(3)
These restricted stock awards vested on March 1, 2025.
(4)
These performance share awards and restricted stock awards vested one-third on March 1, 2025 and the remaining two-thirds will vest on March 1, 2026.
(5)
25% of these restricted stock awards will vest on June 1, 2025, 25% will vest on June 1, 2026 and 50% will vest on June 1, 2027.
(6)
These performance share awards will vest on March 1, 2026, subject to achievement of the applicable performance conditions that will determine the ultimate number of shares earned.
(7)
These performance share awards will vest on June 1, 2027, subject to achievement of the applicable performance conditions that will determine the ultimate number of shares earned.

Stock Vested in Fiscal Year 2024

	Stock Awards(1)

Name	Number of Shares Acquired on Vesting	Value Realized Upon Vesting(2)

James D. Swift, M.D.	37,138	$339,813

Kasandra H. Rossi	8,423	$77,070

Mary Ann E. Moore	22,083	$202,059

C. Marc Richards(3)	198,231	$2,119,747

\
Curtis B. Pickert, M.D.	25,166	$224,596

Lee A. Wood(3)	106,442	$790,737

(1)
These columns reflect performance shares and restricted stock previously awarded to the NEO that vested during 2024.
(2)
Calculated based on the closing price of a share of our common stock on the New York Stock Exchange on the vesting date.
(3)
Amounts for Mr. Richards and Mr. Wood reflect accelerated vesting of equity awards in connection with their terminations without "Cause" during 2024 in accordance with their employment agreements.

Potential Payments Upon Termination or Change in Control

The Employment Agreements between the Company and each of the NEOs provide for the payment of certain compensation and benefits in the event of the termination of an executive’s employment, the amount of which varies depending upon the reason for such termination. Those provisions are summarized below.

Effective January 12, 2025, Dr. Swift transitioned from his position as the Company’s Chief Executive Officer; his termination was by the Company without Cause, as that term was defined in his Third Amended and Restated Employment Agreement. Effective October 1, 2024, Mr. Richards transitioned from his position as Chief Financial Officer; his termination was by the Company without Cause, as that term was defined in his Amended and Restated Employment Agreement. Effective January 31, 2025, Dr. Pickert transitioned from his position as Executive Vice President, Chief Physician Executive; his termination was by the Company without Cause, as that term was defined in his Second Amended and Restated Employment Agreement. Dr. Pickert had transitioned from his role as an executive officer and Executive Vice President, Chief Operating Officer effective August 1, 2024. Effective July 5, 2024, Mr. Wood transitioned from his position as Executive Vice President, National and Market Operations; his termination was by the Company without Cause, as that term was defined in his Second Amended and Restated Employment Agreement. Except as otherwise set forth below, the terminations of Dr. Swift, Mr. Richards, Dr. Pickert and Mr. Wood and the severance and other termination benefits paid to each of them was in accordance with their respective employment agreements and no discretionary severance amounts were paid. Information with respect to employment agreements for Dr. Swift, Mr. Richards, Dr. Pickert and Mr. Wood is provided for their actual terms of separation.

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Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

Termination by Company for Cause. In the event that Ms. Rossi or Ms. Moore's employment with the Company is terminated by the Company for Cause (as defined in each executive’s respective Employment Agreement with the Company), then the Company will pay the executive his or her base salary through the termination date at the rate in effect at the termination date, reimburse the executive for any reasonable business expenses incurred through the date of termination and pay any vacation payout and any other benefits that are vested benefits under applicable employer benefit plans or that are required by applicable law (collectively, the "Accrued Obligations").

Termination due to Executive’s Death. In the event Ms. Rossi or Ms. Moore's employment terminates because of his or her death, then the Company will pay to the executive’s estate the Accrued Obligations and a pro rata target bonus for the year in which his or her employment terminates.

Termination due to Disability. In the event of Ms. Rossi or Ms. Moore's Disability (as defined in accordance with such executive’s respective Employment Agreement), then the Company will continue to pay the executive’s base salary for a period of 90 days after the date of Disability under the Company’s short term disability policy. If the NEO’s Disability continues following such 90-day period, the Company may terminate the NEO, in which case, subject to his or her execution and non-revocation of a release of claims in favor of the Company, the NEO would be entitled to a pro rata target bonus for the year in which his or her employment terminates and the Accrued Obligations through the date of termination.

Termination by Company without Cause or by Executive for Good Reason. If the Company terminates Ms. Rossi or Ms. Moore's employment without Cause or if the executive terminates his or her employment for Good Reason (each as defined in the executive’s Employment Agreement), then, subject to his or her execution and non-revocation of a release of claims in favor of the Company, the Company will (a) pay the Accrued Obligations through the date of termination, (b) continue to pay the executive’s base salary and health, medical, hospitalization and other similar health insurance costs on the same basis as regular, full-time employees for a period of 24 months after the termination date, (c) pay the executive an amount equal to the greater of 1.5 times his or her “average annual performance bonus” (as defined in the executive’s Employment Agreement) or 1.5 times his or her target bonus amount, and (d) pay the executive a pro rata portion of the target bonus for the year in which his or her employment terminates.

Mr. Richards was terminated without Cause effective as of September 30, 2024 and Mr. Wood was terminated without Cause effective July 5, 2024. Pursuant to each of their employment agreements, if the Company terminated the executive without Cause the Company would (a) pay the Accrued Obligations through the termination date, (b) pay the executive a pro rata portion of the target bonus he would have received for the year in which his employment terminates, which amount equaled $375,342 and $163,305, respectively, (c) continue to pay the executive’s base salary for a period of 24 months after the termination date, which amount would equal $1.0 million in the aggregate and $850,000 in the aggregate, respectively, (d) continue to pay the executive’s health, medical, hospitalization and other similar health insurance costs for a period of 24 months after the termination date, which amount would equal approximately $50,000 in the aggregate and $42,500 in the aggregate, respectively and (e) pay the executive an amount equal to the greater of 1.5 times his “average annual performance bonus” or 1.5 times his target bonus amount, which amount equaled $750,000 and $478,125, respectively.

Dr. Swift was terminated without Cause effective as of January 12, 2025 and Dr. Pickert was terminated without Cause effective January 31, 2025. Pursuant to each of their employment agreements, a termination without Cause requires the Company to (a) pay the Accrued Obligations through the termination date, (b) pay the executive a pro rata portion of the target bonus he would have received for the year in which his employment terminates, which amount equaled $68,981 and $42,466, respectively, (c) continue to pay the executive’s base salary for a period of 24 months after the termination date, which amount would equal $1.3 million in the aggregate and $1.0 million in the aggregate, respectively, (d) continue to pay the executive's health, medical, hospitalization and other similar health insurance costs for a period of 24 months after the termination date, which amount would equal approximately $65,000 in the aggregate and $50,000 in the aggregate, respectively and (e) pay the executive an amount equal to the greater of 1.5 times his “average

2025 Proxy Statement	57	Pediatrix Medical Group, Inc.

Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

annual performance bonus” or 1.5 times his target bonus amount, which amount equaled $1.219 million and $750,000, respectively, in exchange for a Separation Agreement that includes a release of all potential claims.

Termination by Executive other than for Good Reason. Each NEO may terminate his or her employment, other than for Good Reason or due to a Change in Control (as defined in the executive’s Employment Agreement), upon 90 days’ notice to the Company. In such event, the Company will continue to pay the executive his or her base salary through the termination date and reimburse the executive for any reasonable business expenses incurred through the date of termination. The Company may specify a termination date for the employment of any of the NEOs that is less than 90 days after the Company’s receipt of written notice of such termination from the executive.

Vesting of Equity Awards. The employment agreements for Dr. Swift, Mr. Richards, Dr. Pickert and Mr. Wood provided that, in the event such executive's employment was terminated due to Disability or death, by the Company without Cause, or by the executive for Good Reason, the time-based portion of the equity awards granted to such executive would immediately become fully vested, non-forfeitable and, if applicable, exercisable, and all performance based share awards would remain outstanding and vest based upon actual performance determined at the end of the applicable performance period. The accelerated vesting received by Dr. Swift, Mr. Richards, Dr. Pickert and Mr. Wood was valued at approximately $2.2 million, $1.6 million, $1.7 million and $0.6 million, respectively.

In addition, in accordance with the Company’s paid time off policies, Dr. Swift, Mr. Richards, Dr. Pickert and Mr. Wood were paid $100,000, $74,038, $76,922 and $78,462, respectively, in respect of their earned but unused paid time off in connection with their terminations.

In the event Ms. Rossi or Ms. Moore's employment is terminated due to Disability or death, by the Company without Cause or by the NEO for Good Reason, any time-based equity awards granted to the executive prior to termination of his or her employment will immediately become fully vested, non-forfeitable and, if applicable, exercisable, and all performance-based shares awards will remain outstanding and vest based upon actual performance determined at the end of the applicable performance period. In addition, in the event of a Change of Control, (i) all time-based equity awards granted to the NEO will immediately become fully vested, non-forfeitable and, if applicable, exercisable and (ii) all performance-based equity awards granted to such executives for which the applicable performance condition has been met at the time of such Change in Control will immediately become fully vested, non-forfeitable and, if applicable, exercisable.

Change in Control. In the event of a Change in Control (as defined in the Plan), the performance criteria under the annual bonus program will automatically be deemed to have achieved a minimum level of 100% of target and will be payable to the executive no later than 30 days after such Change in Control.

Payments of Unused Leave Time. In accordance with the Company’s paid time off policies, an executive officer will be paid any earned but unused paid time off upon termination. This payment will occur in all termination events. In addition to the leave time that the executive accrues in any year, such executive may carry forward 10 days of leave time from the prior year; therefore, the maximum payout upon termination for each executive would be the value of such executive’s contracted annual leave time plus 10 carry-over days.

Restrictive Covenants. Pursuant to his or her Employment Agreement, each executive officer is subject to certain restrictive covenants that survive termination of employment, such as 18 or 24 month non-solicitation and non-competition restrictive covenants, a customary confidentiality agreement surviving the term of the Employment Agreement and a 10-year non-disparagement restrictive covenant. If the executive fails to comply with any of those restrictive covenants, the executive will not be entitled to receive any further payments or benefits as a result of the termination of the executive’s employment (other than base salary through the date of termination and reimbursement of any reasonable business expenses incurred through the date of termination). In addition, the Company then will have the right to terminate without

Pediatrix Medical Group, Inc.	58	2025 Proxy Statement

Executive Compensation: Compensation Discussion and Analysis (“CD&A”)

advance notice any future payments and benefits of every kind that otherwise would be due to the executive on account of termination of the executive’s employment.

The following table illustrates the payments and benefits that each of Dr. Swift, Ms. Rossi and Ms. Moore would have received under his or her Employment Agreement and the annual bonus program if his or her employment with the Company had terminated for any of the reasons described above on December 31, 2024. The amounts presented in the table reflect compensation (including equity ownership) at such year end, are estimates only and do not necessarily reflect the actual value of the payments and other benefits that would be received by the NEOs, which amounts would only be known at the time that employment actually terminates.

		TRIGGERING EVENT

Executive	Compensation Components	Change in Control	By Executive without Good Reason	By Company for Cause	By Company without Cause	By Executive for Good Reason	By the Company by Reason of Executive’s Disability	By Company Due to Executive’s Death

James D.	Cash Severance(1)	$1,462,500	$—	$—	$3,981,250	$3,981,250	$1,625,000	$1,462,500
Swift, M.D.	Long-Term Incentives(2)	1,987,300	—	—	1,987,300	1,987,300	1,987,300	1,987,300

	Total Benefit to Employee	$3,449,800	$—	$—	$5,968,550	$5,968,550	$3,612,300	$3,449,800

Kasandra H.	Cash Severance(1)	$573,750	$—	$—	$2,061,250	$2,061,250	$680,000	$573,750
Rossi	Long-term Incentives(2)	665,958	—	—	665,958	665,958	665,958	665,958

	Total Benefit to Employee	$1,239,708	$—	$—	$2,727,208	$2,727,208	$1,345,958	$1,239,708

Mary Ann E.	Cash Severance(1)	$1,125,000	$—	$—	$3,062,500	$3,062,500	$1,250,000	$1,125,000
Moore	Long-Term Incentives(2)	1,552,332	—	—	1,552,332	1,552,332	1,552,332	1,552,332

	Total Benefit to Employee	$2,677,332	$—	$—	$4,614,832	$4,614,832	$2,802,332	$2,677,332

(1)
Cash severance includes: in all cases, continuation of base salary through the termination date and any reimbursement owed to the executive for any reasonable business expenses incurred through the date of termination, plus (i) in the case of termination by the Company without Cause or by the executive for Good Reason, (a) continuation of base salary for 24 months after the termination date, (b) the target performance bonus, on a pro rata basis, for the fiscal year, and (c) an amount equal to one and a half times the greater of the executive’s “average annual performance bonus” and the executive’s target bonus, and (ii) in the case of termination by the Company on account of the executive’s Disability or death, the target performance bonus, on a pro rata basis, for the fiscal year, and in the case of a Disability, the executives’ base salary for 90 days after the date of disability. Under the terms of the annual bonus program, in the event of a Change in Control, the applicable performance criteria will automatically be deemed to have achieved a minimum level of 100% of target. The amount of cash severance reflected in the Change in Control column represents the difference between the NEOs’ target bonuses under the 2024 annual bonus program and the amounts that were actually paid for 2024, as reflected in the Summary Compensation Table.
(2)
This amount reflects the value of the executive’s unvested restricted stock as of December 31, 2024 that would vest if a specified termination event had occurred on December 31, 2024. In the case of a Change in Control, the vesting of such unvested restricted stock is immediate whether or not the executive’s employment is terminated.

2025 Proxy Statement	59	Pediatrix Medical Group, Inc.

Chief Executive Officer Pay Ratio

Our aggregate compensation paid to Dr. Swift for 2024 was $3,301,012, based on amounts reflected in the 2024 Summary Compensation Table. The identification of the median employee was determined based on 2024 W-2 compensation for all of our employees employed on December 31, 2024, with the compensation for any full-time employees who were not employed by us for all of 2024 annualized. Once the median employee was identified, we calculated our median employee’s compensation in accordance with the rules applicable to the 2024 Summary Compensation Table, resulting in 2024 compensation for our median employee of $134,404. As a result, we estimate that our Chief Executive Officer’s 2024 total compensation was approximately 25 times that of our median employee.

2024 Proxy Statement	60	Pediatrix Medical Group, Inc.

Pay Versus Performance

The following tables provide pay versus performance information required by Regulation S-K. For information regarding the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Executive Compensation: Compensation Discussion and Analysis.”

Year	Summary Compensation Table (“SCT”) Total for First PEO(1)	SCT Total for Second PEO(1)	SCT Total for Third PEO(1)	Compensation Actually Paid (“CAP”) to First PEO(2)	CAP to Second PEO	CAP to Third PEO	Average SCT Total for Non-PEO NEOs(3)	Average CAP to Non-PEO NEOs(2)(3)

2024	$3,301,012	N/A	N/A	$4,424,038	N/A	N/A	$2,078,530	$2,611,401

2023	$2,237,839	N/A	N/A	$1,620,732	N/A	N/A	$1,721,885	$1,191,132

2022	N/A	$4,655,746	N/A	N/A	$540,703	N/A	$1,699,411	$364,560

2021	N/A	$6,848,969	N/A	N/A	$9,015,601	N/A	$2,107,197	$2,525,213

2020	N/A	$6,438,682	$7,597,254	N/A	$6,438,682	$4,870,493	$3,196,697	$2,468,265

	Value of Initial Fixed $100 Investment Based On:

Year	Total Shareholder Return	Peer Group Total Shareholder Return(4)	Net (Loss) Income ($ in thousands)	Adjusted EBITDA ($ in thousands)(5)

2024	$47.21	$102.90	$(99,069)	$224,022

2023	$33.47	$99.53	$(60,408)	$200,418

2022	$53.47	$102.25	$66,331	$241,033

2021	$97.91	$138.98	$130,937	$265,476

2020	$88.31	$131.41	$(796,488)	$219,872

(1)
Dr. Swift served as our principal executive officer ("PEO") for the entirety of 2024 and 2023. Mr. Ordan served as our PEO for the entirety of 2021 and 2022. Mr. Ordan and Dr. Medel served as our PEOs in 2020. For purposes of the table, Dr. Swift is our First PEO, Mr. Ordan is our Second PEO and Dr. Medel is our Third PEO.
(2)
Compensation “actually paid” is calculated in accordance with Item 402(v) of Regulation S-K, however, as required, the dollar amounts include (among other items) equity compensation that may be realizable in future periods, and as such, the dollar amounts shown do not fully represent the actual final amount of compensation earned or actually paid during the applicable years. The table below sets forth each adjustment made during the years presented in the table to calculate the compensation “actually paid,” in accordance with Item 402(v) of Regulation S-K, to our NEOs during each year in the table.
(3)
During 2024, our non-PEO NEOs consisted of Ms. Rossi, Ms. Moore, Mr. Richards, Dr. Pickert and Mr. Wood. In 2023, our non-PEO NEOs consisted of Ms. Moore, Mr. Richards, Dr. Pickert and Mr. Wood. In 2022, our non-PEO NEOs consisted of Mr. Richards and Dominic Andreano, our former Executive Vice President and General Counsel, Ms. Moore and Dr. Swift. During 2021, our non-PEO NEOs consisted of Mr. Richards and Andreano, Mr. John C. Pepia, Ms. Moore and Roger “Mack” Hinson, M.D. During 2020, our non-PEO NEOs consisted of Mr. Richards, Andreano and Pepia, Dr. Hinson, Mr. Stephen D. Farber and Mr. Nicholas J. Nikolopoulos.
(4)
The peer group used by the Company consists of the companies used in the S&P 600 Health Care Index, the index used in the Company’s performance graph reported in Part II, Item 5 of its Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
(5)
Adjusted EBITDA is the financial measure from the Tabular List of 2024 Most Important Measures shown below, which, in the Company’s assessment, represents for 2024 the most important performance measure used to link compensation actually paid to our CEOs and other NEOs to the Company’s performance. Adjusted EBITDA is defined on page 32 and is a non-GAAP financial measure.

2024 Proxy Statement	61	Pediatrix Medical Group, Inc.

Pay Versus Performance

Adjustments to Calculate Compensation “Actually Paid” to First PEO(7)	2024	2023

SCT Total	$3,301,012	$2,237,839

Minus: Grant Date Fair Value of Awards Granted During the Year(8)	$(1,180,087)	$(1,025,015)

Plus (Minus): CAP Adjustments Calculated Using SEC Methodology(9)	$2,303,113	$407,908

CAP Total	$4,424,038	$1,620,732

Adjustments to Calculate Compensation “Actually Paid” to Second PEO(7)	2022	2021	2020

SCT Total	$4,655,746	$6,848,969	$6,438,682

Minus: Grant Date Fair Value of Awards Granted During the Year(8)	$(3,500,013)	$(3,500,021)	$(4,999,998)

Plus (Minus): CAP Adjustments Calculated Using SEC Methodology(9)	$(615,030)	$5,666,653	$4,999,998

CAP Total	$540,703	$9,015,601	$6,438,682

Adjustments to Calculate Compensation “Actually Paid” to Third PEO(7)	2020

SCT Total	$7,597,254

Minus: Grant Date Fair Value of Awards Granted During the Year(8)	$(6,150,001)

Plus (Minus): CAP Adjustments Calculated Using SEC Methodology(9)	$3,423,240

CAP Total	$4,870,493

Adjustments to Calculate Compensation “Actually Paid” to	2024	2023	2022	2021	2020
Non-PEO NEOs(6)

SCT Total	$2,078,530	$1,721,885	$1,699,411	$2,107,197	$3,196,697

Minus: Grant Date Fair Value of Awards Granted During the Year(7)	$(715,395)	$(931,681)	$(1,081,261)	$(990,016)	$(2,163,436)

Plus (Minus): CAP Adjustments Calculated Using SEC Methodology(8)	$1,248,266	$400,928	$(253,590)	$1,408,032	$1,435,004

CAP Total	$2,611,401	$1,191,132	$364,560	$2,525,213	$2,468,265

(6)As shown in these tables, the Compensation “Actually Paid” totals represent the SCT totals for the applicable year, but adjusted as required by SEC rules to include the fair value of current and prior year equity awards that are outstanding, vested or forfeited during the applicable year, instead of the grant date value of awards granted during the applicable year.

(7)
Represents the total of the amounts reported in the Stock Awards and Option Awards columns of the SCT for the applicable year.
(8)
The fair value of equity component of the CAP calculation was determined in accordance with SEC methodology for this disclosure. Unlike the SCT, which reflects the grant date fair value of equity awards granted during the applicable year, the CAP table reflects equity fair value as follows:

•
for awards granted during the applicable year (and which are still outstanding), the year-end value; plus

Pediatrix Medical Group, Inc.	62	2025 Proxy Statement

Pay Versus Performance

•
for awards granted during prior years that were still outstanding as of the applicable year-end, the change in value as of the applicable year-end compared against the prior year-end; plus

•
for awards granted in prior years that vested during the applicable year, the change in value as of the vesting date compared against the prior year-end; plus

•
for any awards granted in the applicable year that vested during the applicable year, the value as of the vesting date; plus

•
the value of any dividend equivalents that were paid during the applicable year that are not otherwise included in total compensation; minus

•
for awards granted in prior years that were forfeited during the applicable year, the value as of the prior year-end.

The specific calculations with respect to the CAP fair value of equity for the relevant years are shown in the tables below:

First PEO – CAP Equity Adjustments	2024	2023

YE Value of Current Year Awards Outstanding as of YE	$2,057,295	$616,999

Change in Value as of YE for Prior Year Awards Outstanding as of YE	$240,247	$(187,294)

Change in Value as of Vesting Date for Prior Year Awards That Vested During the Year	$5,571	$(21,797)

Value as of Vesting Date for Current Year Awards That Vested During the Year	$—	$—

Value as of Vesting Date for Dividend Equivalents Paid During the Year Not Otherwise Included in Total Compensation	$—	$—

Value as of Prior YE for Prior Year Awards Forfeited During the Year	$—	$—

Value of Equity for CAP Purposes	$2,303,113	$407,908

2025 Proxy Statement	63	Pediatrix Medical Group, Inc.

Pay Versus Performance

Second PEO – CAP Equity Adjustments	2022	2021	2020

YE Value of Current Year Awards Outstanding as of YE	$—	$4,664,583	$3,000,006

Change in Value as of YE for Prior Year Awards Outstanding as of YE	$—	$—	$—

Change in Value as of Vesting Date for Prior Year Awards That Vested During the Year	$(1,748,149)	$1,002,070	$—

Value as of Vesting Date for Current Year Awards That Vested During the Year	$1,133,119	$—	$1,999,992

Value as of Vesting Date for Dividend Equivalents Paid During the Year Not Otherwise Included in Total Compensation	$—	$—	$—

Value as of Prior YE for Prior Year Awards Forfeited During the Year	$—	$—	$—

Value of Equity for CAP Purposes	$(615,030)	$5,666,653	$4,999,998

Third PEO – CAP Equity Adjustments	2020

YE Value of Current Year Awards Outstanding as of YE	$5,583,464

Change in Value as of YE for Prior Year Awards Outstanding as of YE	$(546,293)

Change in Value as of Vesting Date for Prior Year Awards That Vested During the Year	$(1,613,931)

Value as of Vesting Date for Current Year Awards That Vested During the Year	$—

Value as of Vesting Date for Dividend Equivalents Paid During the Year Not Otherwise Included in Total Compensation	$—

Value as of Prior YE for Prior Year Awards Forfeited During the Year	$—

Value of Equity for CAP Purposes	$3,423,240

Pediatrix Medical Group, Inc.	64	2025 Proxy Statement

Pay Versus Performance

Non-PEO NEOs – CAP Equity Adjustments	2024	2023	2022	2021	2020

YE Value of Current Year Awards Outstanding as of YE	$834,923	$560,818	$350,057	$1,310,553	$717,561

Change in Value as of YE for Prior Year Awards Outstanding as of YE	$122,479	$(150,476)	$(496,890)	$60,423	$(37,398)

Change in Value as of Vesting Date for Prior Year Awards That Vested During the Year	$2,366	$(9,414)	$(106,757)	$37,056	$(499,755)

Value as of Vesting Date for Current Year Awards That Vested During the Year	$288,498	$—	$—	$—	$1,254,596

Value as of Vesting Date for Dividend Equivalents Paid During the Year Not Otherwise Included in Total Compensation	$—	$—	$—	$—	$—

Value as of Prior YE for Prior Year Awards Forfeited During the Year	$—	$—	$—	$—	$—

Value of Equity for CAP Purposes	$1,248,266	$400,928	$(253,590)	$1,408,032	$1,435,004

2025 Proxy Statement	65	Pediatrix Medical Group, Inc.

Pay Versus Performance

Relationship Between “Compensation Actually Paid” and Performance

As described in more detail in the section “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a pay-for-performance philosophy. The Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) (“CAP”) for a particular year.

The following chart shows the relationship of the compensation actually paid to our PEOs and the average compensation actually paid to our other non-PEO NEOs to the total shareholder return for the Company (“PDX”) and for the S&P 600 Healthcare Index (“S&P 600 HC”).

CAP vs. TSR
$10M
$8M
$6M
$4M
$2M
$0
CAP (in millions)
$140
$120
$100
$80
$60
$40
$20
$0
Total Shareholder Return
Value $100 Invested on 12/31/19
$138.98
$131.41
$102.25
$99.53
$102.90
$97.91
$88.31
$53.47
$33.47
$47.21
$9.0
$6.4
$4.9
$2.5
$2.5
$0.5
$0.4
$1.6
$1.2
$4.4
$2.6
2020
2021
2022
2023
2024
First PEO CAP
Second PEO CAP
Third PEO CAP
Non-PEO NEOs Average CAP
PDX TSR
S&P 600 HC TSR

Pediatrix Medical Group, Inc.	66	2025 Proxy Statement

Pay Versus Performance

The following chart shows the relationship of the compensation actually paid to our PEOs and the average compensation actually paid to our other non-PEO NEOs as compared to our net (loss) income and our Adjusted EBITDA (“AEBITDA”).

CAP vs. Company Performance
$10M
$8M
$6M
$4M
$2M
$0
CAP (in millions)
$600
$400
$200
$0
$-200
$-400
$-600
$-800
Net (Loss) Income/AEBITDA (In millions)
$9.0
$6.4
$4.9
$2.5
$2.5
$0.5
$0.4
$1.6
$1.2
$4.4
$2.6
$219.9
$265.5
$241.0
$200.4
$224.0
$130.9
$66.3
($60.4)
($99.1)
($796.5)
2020
2021
2022
2023
2024
First PEO CAP
Second PEO CAP
Third PEO CAP
Non-PEO NEOs Average CAP
Net (Loss) Income
AEBITDA

Tabular List of Most Important Financial Performance Measures

We consider the below financial performance measures to be the most important measures used by us to link NEO compensation to Company performance. For further information regarding these performance metrics and their function in our executive compensation program, please see “Compensation Discussion and Analysis.”

Most Important Financial Measures
• Adjusted EBITDA	• Adjusted Income From Operations
• Stock Price

2025 Proxy Statement	67	Pediatrix Medical Group, Inc.

Director Compensation

The non-employee Directors receive the following compensation for their service: (i) an annual retainer fee of $80,000, payable quarterly, (ii) an additional annual retainer fee of $50,000, payable quarterly, for the Chair of the Board, (iii) an additional annual retainer fee of $50,000, payable quarterly, for the Lead Independent Director, (iv) an additional annual retainer fee of $22,500, payable quarterly, for the chair of the Audit Committee, and (v) an additional annual retainer fee of $15,000, payable quarterly, for the Chair of the Compensation and Talent Committee, and (vi) an additional annual retainer fee of $12,500, payable quarterly, for the Chair of the Nominating and Corporate Governance Committee. In addition, each year, each non-employee Director is granted restricted stock with a grant date fair value of $150,000, vesting on the first anniversary of the award, on the date of such non-employee Director’s election at the Company’s annual meeting of shareholders.

We provide grants of equity to our Directors because we believe that it helps foster a long-term perspective and aligns our Directors’ interests with that of our shareholders. All non-management members of our Board of Directors are required to own Pediatrix common stock worth three times their annual base cash retainer fee. Pediatrix also reimburses all of its Directors for out-of-pocket expenses incurred in connection with the rendering of services as a Director.

The following table includes all non-employee Directors who served in 2024. Dr. Swift, our former Chief Executive Officer, did not earn additional income for his service as a Director in 2024. As the Executive Chair of the Board, Mr. Ordan received an incremental monthly fee of $85,000 from March 2024 through January 11, 2025.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total

Mark S. Ordan	$980,000	$150,001	$1,130,001

Guy P. Sansone	$130,000	$150,001	$280,001

Laura A. Linynsky	$80,000	$150,001	$230,001

Thomas A. McEachin	$102,500	$150,001	$252,501

Michael A. Rucker	$92,500	$150,001	$242,501

John M. Starcher, Jr.	$80,000	$150,001	$230,001

Shirley A. Weis	$95,000	$150,001	$245,001

Sylvia J. Young	$80,000	$150,001	$230,001

(1)
This column reports the amount of cash compensation earned in 2024 for Board and committee service.
(2)
The amounts in this column reflect the grant date fair value of the restricted stock awards granted to the non-employee Directors in 2024, calculated in accordance ASC 718, but excluding the impact of estimated forfeitures. For information regarding the assumptions made in calculating the amounts reflected in this column, see Note 16, “Stock Incentive Plans and Stock Purchase Plans,” to our Consolidated Financial Statements included in the Annual Report on Form 10-K filed on February 20, 2025. The following Directors had outstanding restricted stock awards at the end of fiscal year 2024: Mr. Ordan (18,360); Mr. Sansone (18,360); Ms. Linynsky (18,360); Mr. McEachin (18,360); Mr. Rucker (18,360); Mr. Starcher (18,360); Ms. Weis (18,360); and Mrs. Young (18,360).

Pediatrix Medical Group, Inc.	68	2024 Proxy Statement

Share Ownership Information

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information concerning the beneficial ownership of common stock of Pediatrix as of March 10, 2025, for the following:

•
Each person known to us to be a beneficial owner of more than 5% of our outstanding shares of common stock;

•
Each of our Directors;

•
Our Chief Executive Officer and our other NEOs; and

•
All of our Directors and executive officers as a group.

	Common Stock Beneficially Owned(2)
Name of Beneficial Owner(1)	Shares	Percent

BlackRock, Inc.(3)	13,600,467	15.8%

The Vanguard Group, Inc.(4)	10,393,239	12.1%

AllianceBernstein L.P.(5)	7,887,018	9.2%

Laura A. Linynsky(6)	30,805	*

Thomas A. McEachin(7)	54,646	*

Michael A. Rucker(8)	58,152	*

Guy P. Sansone(9)	68,321	*

John M. Starcher Jr.(10)	54,637	*

Shirley A. Weis(11)	36,028	*

Sylvia J. Young(12)	29,191	*

Mary Ann E. Moore.(13)	243,328	*

Mark S. Ordan(14)	138,683	*

Kasandra H. Rossi (15)	71,985	*

All Directors and executive officers as a group (10 persons)(16)	785,776	0.9%

* Less than one percent

(1)
Unless otherwise specified, the address of each of the beneficial owners identified is c/o Pediatrix, Inc., 1301 Concord Terrace, Sunrise, Florida 33323. Each holder is a beneficial owner of common stock of Pediatrix.
(2)
Based on 85,816,882 shares of common stock issued and outstanding as of March 10, 2025. The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act and the information is not necessarily indicative of beneficial ownership for any other purpose. Under that rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares that the individual or entity has the right to acquire within 60 days of March 10, 2025, through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes or table, each individual or entity has sole voting and investment power, or shares such powers with his or her spouse, with respect to the shares shown as beneficially owned.

2024 Proxy Statement	69	Pediatrix Medical Group, Inc.

SHARE OWNERSHIP INFORMATION

(3)
BlackRock, Inc. has sole voting power over 13,427,559 shares and sole dispositive power over 13,600,467 shares. This information is based on a Schedule 13G/A filed with the SEC on January 22, 2024. BlackRock, Inc.’s address is 50 Hudson Yards, New York, New York 10001. Reported ownership includes shares held by subsidiaries listed in the filing.
(4)
The Vanguard Group, Inc. has shared voting power over 119,132 shares, sole dispositive power over 10,190,134 shares and shared dispositive power over 203,105 shares. This information is based on a Schedule 13G/A filed with the SEC on February 13, 2024. The Vanguard Group’s address is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. Reported ownership includes shares held by subsidiaries listed in the filing.
(5)
AllianceBernstein L.P. has sole voting power over 6,852,567 and sole dispositive power over 7,887,018 shares. This information is based on a Schedule 13G/A filed with the SEC on February 14, 2024. Alliance Bernstein L.P. address is 501 Commerce Street, Nashville, Tennessee 37203.
(6)
Includes (i) 12,445 shares of common stock directly owned; and (ii) 18,360 shares of unvested restricted stock which Ms. Linynsky presently has the power to vote.
(7)
Includes (i) 36,286 shares of common stock directly owned; and (ii) 18,360 shares of unvested restricted stock which Mr. McEachin presently has the power to vote.
(8)
Includes (i) 39,792 shares of common stock directly owned; and (ii) 18,360 shares of unvested restricted stock which Mr. Rucker presently has the power to vote.
(9)
Includes (i) 49,961 shares of common stock directly owned; and (ii) 18,360 shares of unvested restricted stock which Mr. Sansone presently has the power to vote.
(10)
Includes (i) 36,277 shares of common stock directly owned; and (ii) 18,360 shares of unvested restricted stock which Mr. Starcher presently has the power to vote.
(11)
Includes (i) 17,668 shares of common stock indirectly owned by a trust for which immediate family members of Ms. Weis are the beneficiaries of the trust; and (ii) 18,360 shares of unvested restricted stock which Ms. Weis presently has the power to vote.
(12)
Includes (i) 10,831 shares of common stock directly owned; and (ii)18,360 shares of unvested restricted stock which Mrs. Young presently has the power to vote.
(13)
Includes (i) 4,106 shares of common stock directly owned; (ii) 42,227 shares of common stock beneficially owned by a trust for which immediate family members of Ms. Moore are the beneficiaries of the trust; and (iii) 196,995 shares of unvested performance shares and restricted stock which Ms. Moore presently has the power to vote.
(14)
Includes (i) 120,323 shares of common stock directly owned; and (ii) 18,360 shares of unvested restricted stock which Mr. Ordan presently has the power to vote.
(15)
Includes (i) 14,155 shares of common stock directly owned; and (ii) 57,830 shares of unvested restricted stock which Ms. Rossi presently has the power to vote.
(16)
Includes (i) 324,176 shares of common stock directly owned; (ii) 59,895 shares of common stock indirectly owned by trusts; and (iii) 401,705 shares of unvested performance shares and restricted stock which certain executive officers and Directors presently have the power to vote.

Pediatrix Medical Group, Inc.	70	2025 Proxy Statement

Independent Auditors

Independent Auditors

Pediatrix’s independent auditor for the year ended December 31, 2024 was the firm of PricewaterhouseCoopers LLP. Subject to shareholder ratification at the Company’s 2025 Annual Meeting of Shareholders, the Audit Committee has reappointed PricewaterhouseCoopers LLP as the independent registered public accounting firm to perform audit services for Pediatrix in 2025. Pediatrix expects that representatives of PricewaterhouseCoopers LLP will virtually attend the annual meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Fees Paid to Independent Auditors

The aggregate fees billed by PricewaterhouseCoopers LLP for the indicated services rendered during fiscal years 2024 and 2023 were as follows:

Audit Fees

In 2024, PricewaterhouseCoopers LLP billed Pediatrix $1,886,100 the aggregate, for professional services for the audit of the Company’s consolidated financial statements and internal control over financial reporting for the year ended December 31, 2024, reviews of Pediatrix’s interim consolidated financial statements, which are included in each of Pediatrix’s Quarterly Reports on Form 10-Q for the year ended December 31, 2024, the statutory audit of Pediatrix's wholly owned captive insurance subsidiary and the audit of funds under the CARES Act for reporting period 5. In 2023, PricewaterhouseCoopers LLP billed Pediatrix $1,798,600, in the aggregate, for professional services for the audit of the Company’s consolidated financial statements and internal control over financial reporting for the year ended December 31, 2023, reviews of Pediatrix’s interim consolidated financial statements, which are included in each of Pediatrix’s Quarterly Reports on Form 10-Q for the year ended December 31, 2023, the statutory audit of Pediatrix’s wholly owned captive insurance subsidiary and the audit of funds received under the CARES Act for reporting periods 3 and 4.

Audit-Related Fees

PricewaterhouseCoopers LLP did not bill Pediatrix for any audit-related fees in 2024 or 2023.

Tax Fees

PricewaterhouseCoopers LLP did not bill Pediatrix for any tax services in 2024 or 2023.

All Other Fees

In both 2024 and 2023, PricewaterhouseCoopers LLP billed Pediatrix $14,500 for access to a human resources benchmarking tool.

Pre-Approval Policies and Procedures

The Audit Committee is required to review and approve the proposed retention of independent auditors to perform any proposed auditing and non-auditing services as outlined in its charter. The Audit Committee has not established policies and procedures separate from its charter concerning the pre-approval of auditing and non-auditing related services. As required by Section 10A of the Exchange Act, our Audit Committee has authorized all auditing and non-auditing services provided by PricewaterhouseCoopers LLP during 2024 and 2023 and the fees paid for such services.

Pediatrix Medical Group, Inc.	71	2024 Proxy Statement

Proposal 2: Ratification of the Appointment of Independent Auditors

The Audit Committee has selected and appointed the firm of PricewaterhouseCoopers LLP to act as our independent registered public accounting firm for the 2025 fiscal year. PricewaterhouseCoopers LLP was our independent auditor for the fiscal year ended December 31, 2024. Although ratification is not required by our Amended and Restated Bylaws or otherwise, the Board of Directors is submitting the appointment of PricewaterhouseCoopers LLP to our shareholders for ratification as a matter of good corporate practice. If the appointment is not ratified, the Audit Committee will re-evaluate its appointment, taking into consideration our shareholders’ vote. However, the Audit Committee is solely responsible for the appointment and termination of our auditors and may do so at any time in its discretion.

Proxies will be voted “FOR” ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2025 fiscal year absent contrary instructions.

Pediatrix’s Board of Directors unanimously recommends a Vote “FOR” Proposal 2 to ratify the appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the 2025 fiscal year.

Pediatrix Medical Group, Inc.	72	2025 Proxy Statement

Proposal 3: Advisory Vote on Executive Compensation

As required by Section 14A of the Exchange Act, Pediatrix is providing its shareholders the opportunity to cast a non-binding advisory vote “FOR” or “AGAINST” the compensation paid to named executive officers in 2024 as disclosed and described in the “Executive Compensation: Compensation Discussion and Analysis” section of this Proxy Statement, including the section entitled “Overview of the Executive Compensation Program,” the compensation tables and the narrative disclosures that accompany the compensation tables.

As described in detail in our “Executive Compensation: Compensation Discussion and Analysis” section of this Proxy Statement, the compensation tables and related narrative discussion, the compensation of executive officers is designed to have strong links to performance achievements, both in terms of operational and financial results as well as in optimizing shareholder value. We evaluate the relationship between compensation cost, shareholder value and Company performance on a regular basis. At-risk elements such as performance-based cash incentives and equity-based compensation comprise a significant portion of our overall executive remuneration. For incentive plans, we establish performance goals so that the level of compensation received appropriately corresponds to the level of performance achieved. In addition, the vesting of equity-based compensation is designed to encourage ownership that results in business decisions that build long-term shareholder value and thus stock price appreciation, and retention of our named executive officers.

The Compensation and Talent Committee is committed to enhancing our performance-based compensation program to further align our executive compensation with value creation for our shareholders, which was demonstrated with the implementation of a three-year back end weighted (25%, 25%, 50%) vesting schedule to align a long-term commitment to growth from our executive team and the change in 2023 to begin granting performance-based equity awards with three one-year performance periods and a three-year return on invested capital modifier, with any awards earned vesting at the end of the third year. The Compensation and Talent Committee believes that these changes further align executive pay with Company performance and our clawback policy, required minimum share ownership for our executive officers and enhanced anti-hedging policies further align executive compensation with our shareholders’ long-term interests.

Shareholders are urged to read the section entitled “Executive Compensation: Compensation Discussion and Analysis,” which discusses our executive compensation programs in detail, as well as the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” appearing in our Annual Report on Form 10-K for the year ended December 31, 2024, that accompanies this Proxy Statement.

Accordingly, Pediatrix requests your approval of the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K promulgated under the Securities Act, including the section entitled “Executive Compensation: Compensation Discussion and Analysis,” compensation tables and related narrative discussion, is hereby APPROVED.

Pediatrix Medical Group, Inc.	73	2024 Proxy Statement

Proposal 3: Advisory Vote on Executive Compensation

Pediatrix’s Board of Directors unanimously recommends a Vote
“FOR” Proposal 3 to approve the compensation paid to its
named Executive Officers as disclosed pursuant to the
compensation disclosure rules of the Securities and Exchange
Commission and described in the section entitled “Executive
Compensation: Compensation Discussion and Analysis,”
including the compensation tables and the related narrative
discussion.

Although the vote is non-binding and advisory, the Board of Directors and the Compensation and Talent Committee will review the voting results in connection with their ongoing evaluation of the Company’s compensation program.

Pediatrix Medical Group, Inc.	74	2025 Proxy Statement

Other Business

The Board of Directors knows of no other business to be brought before the annual meeting. If, however, any other business should properly come before the annual meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares they represent in accordance with the recommendation of Pediatrix’s Board of Directors.

Availability of Annual Report on Form 10-K

Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (without exhibits or documents incorporated by reference therein) are available without charge to shareholders upon written request to Investor Relations at 1301 Concord Terrace, Sunrise, Florida 33323, by calling (954) 384-0175 or via the Internet at www.Pediatrix.com.

Information Concerning Shareholder Proposals

As more specifically provided in our Amended and Restated Articles of Incorporation, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise properly brought before the meeting by or at the direction of our Board of Directors or by a shareholder entitled to vote who has delivered proper notice to us, together with the information required by our Amended and Restated Articles of Incorporation, not less than 120 days nor more than 180 days prior to the first anniversary of the preceding year’s notice of annual meeting. Accordingly, any shareholder proposal to be considered at the 2026 Annual Meeting of Shareholders must be properly submitted to us on or before November 28, 2025, but not earlier than September 29, 2025 or such proposal will be considered untimely. A copy of the provision of our Amended and Restated Articles of Incorporation relating to shareholder nominations is available upon request from Pediatrix’s Secretary at 1301 Concord Terrace, Sunrise, Florida 33323. These requirements are separate from the SEC’s requirements that a shareholder must meet in order to have a shareholder proposal included in our Proxy Statement for the 2026 Annual Meeting of Shareholders.

Shareholders interested in submitting a proposal for inclusion in our proxy materials for the 2026 Annual Shareholders’ Meeting may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act and our Amended and Restated Articles of Incorporation. To be eligible for inclusion in such proxy materials, shareholder proposals must be received by our Secretary, at the address noted above, not later than November 28, 2025.

Pediatrix Medical Group, Inc.	75	2024 Proxy Statement

1301 Concord Terrace

Sunrise, Florida 33323-2825

Logo P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Pediatrix Medical Group, Inc. Annual Meeting of Shareholders For shareholders of record as of March 10, 2025 Thursday, May 8, 2025 10:30 AM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/MD for more details. Internet: www.proxypush.com/MD Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-866-484-0895 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/MD YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 10:30 AM, Eastern Time, May 8, 2025. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Mark S. Ordan, Kasandra H. Rossi and Mary Ann E. Moore (the "Named Proxies"), and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Pediatrix Medical Group, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2025 its affiliates. All Rights Reserved

Logo Pediatrix Medical Group, Inc. Annual Meeting of Shareholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. Elect eight Directors, each for a term expiring at the next annual meeting or until a successor has been duly elected and qualified; FOR AGAINST ABSTAIN 1.01. Laura A. Linynsky FOR 1.02. Thomas A. McEachin FOR 1.03. Mark S. Ordan FOR 1.04. Michael A. Rucker FOR 1.05. Guy P. Sansone FOR 1.06. John M. Starcher, Jr. FOR 1.07. Shirley A. Weis FOR 1.08. Sylvia J. Young FOR FOR AGAINST ABSTAIN 2. Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2025 fiscal year; FOR 3. Conduct an advisory vote regarding the compensation of our named executive officers for the 2024 fiscal year; and FOR 4. Consider and act upon such other business as may properly come before the annual meeting. You must register to attend the meeting online and/or participate at www.proxydocs.com/MD Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held